UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2015

REBEL GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	333-177786	45-3360079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500A Beach Road, Unit 12-313, The Plaza

Singapore 199591

(Address of Principal Executive Offices)

Tel. +6562940423

(Registrant’s telephone number, including area code)

Unit No. 304, New East Ocean Centre, No 9 Science Museum Road, T.S.T.,

Kowloon, Hong Kong

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed for Rebel Group, Inc.  We are reporting the acquisition of a new business and providing a description of this business and its audited financials below.

USE OF DEFINED TERMS

Except as otherwise indicated by the context, references in this Report to:

●	The “Company,” “we,” “us,” or “our,” are references to the combined business of (i) Rebel Group, Inc., a Florida corporation (“REBL”), (ii) Rebel Holdings Limited, a company incorporated under the laws of British Virgin Island sand a wholly-owned subsidiary of REBL (“Rebel FC”); (iii) Pure Heart Entertainment Pte. Ltd., a company incorporated under the laws of Singapore and a wholly-owned subsidiary of Rebel FC (“Pure Heart,”); (iv) SCA Capital Limited, a company incorporated under the laws of British Virgin Island and a wholly-owned subsidiary of Rebel FC (“SCA Capital”).
●	“MOXC” refers to Moxian China, Inc., a corporation incorporated under the laws of the State of Nevada.
●	“Moxian IP” refers to Moxian Intellectual Property Limited, a company incorporated under the laws of Samoa and a wholly-owned subsidiary of Rebel Group, Inc. immediately before the Company entered into an Equity Transfer Agreement with Moxian China, Inc., a Nevada Corporation.
●	“U.S. dollar,” “$”and “US$” refer to the legal currency of the United States.
●	“Singapore dollar” and “SGD” refer to the legal currency of Singapore.
●	“Securities Act” refers to the Securities Act of 1933, as amended.
●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended.

Item 1.01 Entry Into A Material Definitive Agreement

Share Exchange Transaction

On January 30, 2015, REBL, Rebel FC and the stockholder of Rebel FC who owned 100% of Rebel FC (the “Rebel FC Stockholder”) entered into and consummated transactions pursuant to a Share Exchange Agreement (the “Share Exchange Agreement,” such transaction referred to as the “Share Exchange Transaction”), whereby the Company issued to the Rebel FC Stockholder an aggregate of 20,700,000 shares of its common stock, par value $.0001 per share (“Common Stock”), in exchange for 100% of the equity interests of Rebel FC held by the Rebel FC Stockholder. The shares of our Common Stock received by the Rebel FC Stockholder in the Share Exchange Transaction constitute approximately 90% of our issued and outstanding Common Stock giving effect to the issuance of shares pursuant to the Share Exchange Agreement. As a result of the Share Exchange Transaction, Rebel FC, together with its subsidiaries, Pure Heart and SCA Capital, became REBL’s wholly-owned subsidiaries.

The Share Exchange Agreement contains representations and warranties by us, Rebel FC and the Rebel FC Stockholder which are customary for transactions of this type such as, with respect to the Company: organization, good standing and qualification to do business; capitalization; subsidiaries; authorization and validity of the transaction and transaction documents; consents being obtained or not required to consummate the transaction; no conflict or violation of Articles of Incorporation, with respect to Rebel FC: authorization; capitalization; and title to Rebel FC’s ordinary shares being exchanged, and with respect to Rebel FC Stockholder: authorization; no conflict or violation of law; investment purpose; reliance on exemption on the Company’s Common Stock to be exchanged; and transfer or resale pursuant to the Securities Act.

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Our acquisition of Rebel FC and its subsidiaries pursuant to the Share Exchange Agreement was accounted for as a reverse merger and recapitalization effected by a share exchange. Rebel FC is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

Equity Transfer Transaction

The Transaction

Simultaneously with the consummation of the Share Exchange Transaction, the Company entered into an Equity Transfer Agreement (the “Equity Transfer Agreement,” such transaction, the “Equity Transfer Transaction”) with Moxian China, Inc., a Nevada corporation (“MOXC”), to sell, transfer, and convey 50,000 ordinary shares of Moxian Intellectual Property Limited, a company incorporated under the laws of Samoa (“Moxian IP”), constituting 100% equity interests of Moxian IP for $6,782,000 (the “Moxian IP Transfer Price”). The Moxian IP Transfer Price for Moxian IP is based on an appraisal report, dated November 15, 2014, prepared by Grant Sherman Appraisal Limited, an independent appraiser.

Termination of the License and Acquisition Agreement

On February 19, 2014, the Company and MOXC entered into a License and Acquisition Agreement (the “License and Acquisition Agreement”), where the Company granted to MOXC the exclusive right to use the intellectual property rights owned by Moxian IP and in consideration of such license, MOXC agreed to pay (i) $1,000,000 as license maintenance royalty each year commencing on the first anniversary of the date of the License Agreement; and (ii) 3% of the gross profits resulting from the distribution and sale of the products and services on behalf of the Company as an earned royalty. Pursuant to the License and Acquisition Agreement, the Company also agreed to sell, assign, transfer, convey and deliver all of the equity interests of Moxian Group Limited, a corporation incorporated under the laws of British Virgin Islands to Moxian CN SAMOA, a wholly-owned subsidiary of MOXC, for the consideration of $1,000,000 (such transaction, the “Sale of Moxian BVI,” and the purchase price, the “Moxian BVI Transfer Price”). Immediately prior to the execution of the Equity Transfer Agreement, the Moxian BVI Transfer Price was not yet paid and no license maintenance royalty or earned royalty under the License and Acquisition Agreement had accrued.

Therefore, under the Equity Transfer Agreement, the Company and MOXC agreed to terminate the License and Acquisition Agreement so that the liabilities of MOXC and the rights of the Company thereunder, other than the Moxian BVI Transfer Price, were terminated.

Pursuant to the Equity Transfer Agreement, MOXC shall repay the Moxian IP Transfer Price and the Moxian BVI Transfer Price in the aggregate of $7,782,000 in the form of a convertible promissory note (the “Note”) issued by MOXC. The maturity date for the Note is October 30, 2015 with 1% interest per annum, and all sums due under this Note can be converted at the conversion price of $1.00 per share (“Conversion Price”) at the option of MOXC, if the volume weighted average price (“VWAP”) of MOXC’s common stock for a period of thirty (30) trading days immediately prior to the date of conversion is higher than the Conversion Price. Under the Note, MOXC has a right of first refusal to purchase the shares issuable upon conversion at the price of 80% of the VWAP for 30 trading days immediately prior to the date of the proposed repurchase by MOXC.

Plan of Disposition

On January 30, 2015, the Board of Directors of the Company approved and submitted for approval of the Company’s shareholders with a majority of voting rights, a Plan of Disposition (“Plan of Disposition”). Under the Plan of Disposition, the Company proposed to distribute the proceeds resulting from the Equity Transfer Transaction and Sale of Moxian BVI, within one year from the date of the Equity Transfer Transaction, to the shareholders on the record date as designated by the Board of Directors on a pro-rata basis except for Rebel FC Stockholder, who agreed to waive such proceeds. On January 30, 2015, the Company’s shareholders with a majority of voting rights approved the Plan of Disposition. No additional vote of the Company’s shareholders is required or sought in connection with the Plan of Disposition, and the Company’s record shareholders have no appraisal rights in connection with the proposed transactions under the Plan of Disposition.

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Item 2.01 Completion of Acquisition or Disposition of Assets

On January 30, 2015, we completed the acquisition of Rebel FC pursuant to the Share Exchange Agreement. The acquisition was accounted for as a reverse merger and recapitalization effected by a Share Exchange Transaction. Rebel FC is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

Also on January 30, 2015, we transferred 100% equity interests of Moxian IP to MOXC pursuant to the Equity Transfer Agreement. As a result of the Equity Transfer Transaction, Moxian IP ceased to be our subsidiary, and the Company changed its business from licensing intellectual property rights relating to a social network to organizing and promoting mixed martial arts (“MMA”) fighting events in Asia.

OUR CORPORATE STRUCTURE

Organizational History of Rebel Group, Inc.

Rebel Group, Inc. was incorporated in Florida on September 13, 2011. Effective on April 16, 2013, the Company changed its name to “Moxian Group Holdings, Inc.” with its trading symbol being “MOXG.” Also effective on April 16, 2013, the Company increased the number of shares that it is authorized to issue to a total of 600,000,0000 shares, including 500,000,000 shares of common stock, par value $.0001 per share (“Common Stock”) and 100,000,000 shares of preferred stock, par value $.0001 per share. In addition, the Company effected a 20-for-1 forward stock split of its Common Stock, without changing the par value or the number of authorized shares of the Common Stock (the “Forward Split”). On July 9, 2014, the Company amended its Articles of Incorporation to change its corporate name from “Moxian Group Holdings, Inc.” to “Inception Technology Group, Inc.” On December 5, 2014, the Company amended the Articles of Incorporation to change its corporate name from “Inception Technology Group, Inc.” to “Rebel Group, Inc.” and effectuated a 1-for-20 reverse stock split of its Common Stock, without changing the par value or the number of authorized shares of the Common Stock (the “Reverse Split”).

The business plan of the Company was originally to utilize a social network platform that integrates social media and business into one single platform to promote business of merchants and assist the targeted clients to find consumers online and bring them into real-world stores. Immediately after the completion of the Share Exchange Transaction and the Equity Transfer Transaction, the Company discontinued its social media business and changed its business to producing dynamic MMA fighting events and promoting the sport of MMA fighting in China, Singapore, and Australia.

Rebel Holdings Limited, which utilizes the trade name of Rebel Fighting Championship (“Rebel FC”), was incorporated on October 28, 2014 in British Virgin Islands and engages in hosting and promoting MMA events.

Pure Heart Entertainment Pte Ltd. (“Pure Heart”) was incorporated under the laws of the Singapore on August 24, 2000 under the name “Sook Kee Coffeeshop Pte. Ltd.” Effective on November 27, 2002, it changed its name to “Asia Pacific Export International Pte Ltd.” It later changed its name from “Asia Pacific Export International Pte Ltd.” to “Pure Heart Entertainment Pte Ltd.” on June 7, 2013. As of October 30, 2014, it became a wholly owned subsidiary of Rebel FC. Pure Heart is an operating subsidiary of Rebel FC and is dedicated to hosting and promoting MMA events.

SCA Capital Limited, a British Virgin Islands company, was incorporated on January 7, 2011 and holds the intellectual property rights relating to the Rebel FC business. On October 28, 2014, SCA Capital became the wholly-owned subsidiary of Rebel FC.

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The following diagram sets forth the structure of the Company as of the date of this Report:

OUR BUSINESS

Overview of Our Business

Rebel Holdings Limited (“Rebel FC”) organizes, promotes and hosts MMA events featuring top level athletic talent. With assistance from contracted production crews, Rebel FC also produces and distributes, through the internet and social media, and sells the rights to distribute to television stations, videos of its MMA events. Prior to incorporation of Rebel FC, business was mainly conducted through its current operating subsidiary, Pure Heart Entertainment Pte. Ltd.

Rebel FC seeks to promote MMA in Asian countries through hosting events that attract talented fighters from all over the world. MMA is unarmed combat involving the use of a combination of techniques from different disciplines of martial arts, including, without limitation, grappling, submission holds, kicking and striking. The styles of martial arts range from Brazilian Jiu-Jitsu, Judo, Karate, Boxing, Muay Thai, Wrestling, Jeet Kune Do, Taekwondo, Sanshou and various other forms of martial arts. Unlike boxing, where athletes can only strike with their fists and only above the belt, the fighters in MMA can use punches, kicks, elbows, knee strikes, takedowns and submissions to win a contest.

Production of Rebel FC MMA events usually involve obtaining sponsorships, signing up fighters, securing event venues, setting up event venues, marketing its events and producing event videos. Rebel FC’s events are broadcast through television, internet and other means of social media such as Facebook and Twitter. There are also pre-event shows at its live events, which include music performances and fighters’ interviews and documentaries. Rebel FC is dedicated to producing high quality shows throughout Singapore, and it also plans to bring live MMA events to both China and Australia in 2015. It is in the process of planning MMA events in two major cities in China. Rebel FC plans to broadcast their MMA events through top sporting entertainment stations in each country, while also focusing on utilizing online platforms for internet streaming in order to reach audiences in other countries. Rebel FC is currently in negotiation with several internet streaming providers, such as Go Fight Live, to broadcast its events.

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In addition to television broadcasting, Rebel FC plans to attract pay-per-view (“PPV”) audiences. By 2016, Rebel FC believes its PPV model can be deployed in China, Singapore, and Australia with support from selected service providers to enable paid online streaming of Rebel FC’s MMA events.

Our Events

The Company hosts live events in which highly skilled fighters from different martial arts backgrounds compete at different weight classes. We also integrate the introduction of background information and stories of the athletes into the broadcasting of fighting events.

The Company selects fighters with a distinguished career for a planned event. After a careful selection process, we will market our MMA events by posting on social media or broadcasting through TV channels, video journals and interviews of the fighters.

In 2013 and 2014, Rebel FC successfully hosted two events in Singapore. Rebel FC’s first event, Into the Lion’s Den, was hosted on December 21, 2013 at the Singapore Indoor Stadium and approximately 3,400 people attended the event. Into the Lion’s Den brought a mix of both amateur and professional MMA match-ups to its audience, featuring eleven fights between various international fighters such as Syafiq, one of the first Singaporeans to win a gold medal in the IFMA Asian Muay Thai championship, and Gyo Pyung Hwang, a renowned fighter from Korea. The main event on that day was between Rob Lisita against Lion Takeshi.

The second event, Battle Royale, was held on August 1, 2014 at the Suntec Singapore Convention and Exhibition Centre and approximately 4,800 fans attended. Battle Royale was an 8-man “knock out” tournament. The aim of the event was to test the skills of eight participants of the tournament. Leading up to the fights were 30-minute documentaries on the individual fighters which were broadcast on www.supersport.com/live-video.

The tournament structure for Battle Royale began with the 8 men competing in 4 quarter-final fights. The 4 winners of the quarter-final fights will compete against each other in the semi-finals contest and final contest to be held in the upcoming events in China. In the future events to be held in China, there will be one champion from the final contest. Among the 8 participants in Battle Royale, two were considered the best all-time bantamweight MMA athletes, including Miguel Torres from the U.S. and his equally formidable countryman Will Chope, former Ultimate Fighting Championship (“UFC”) fighter and former Universal Reality Combat Championship (“URCC”) champion. Competing the line-up were Yojiro Uchimura from Japan, the current URCC champion and Reydon Romero from the Philippines, Australian submission specialist Michael Tobin, hard brawling Australian Thai Pat Promrangka, Brazilian Watch Out Combat Show (“WOCS”) champion Mauricio “Faccao” Dos Santos Jr, and Takahiro Ashida, a Japanese champion of DEEP, an MMA organization.

The two events were broadcast via television as pre-recorded events. In addition, highlights and online rebroadcasts of these two events were also available free of charge, ensuring that Rebel FC’s events would have sufficient publicity among potential audiences. We also leveraged media exposure for sponsorships, advertising deals and contracts with televisions to broadcast our events.

Rules of MMA

There is no official or non-official organization or association governing the MMA industry. However, different promoters have agreed that their MMA fighting events would abide by the Unified Rules of MMA, adopted by all state athletic commissions in the United States as well as many other promoting organizations under various jurisdictions worldwide. These rules are available at: http://www.abcboxing.com/committee_unified_mma_rules.html.

One of the basic rules of MMA is that fighters shall not fight against another fighter of a different weight class. Another rule is that fights should be held in a ring or in a fenced area. Such ring or fenced area has to meet specific requirements.

Rebel FC’s events follow the Unified Rules of MMA.

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Fighters

An important element to a successful MMA event is to identify and retain suitable fighters. Prior to organizing our events, we usually reach out to managers of fighters in the MMA industry in search of suitable fighters for our upcoming events. Our Chief Talent Officer then negotiates and enters into our standard contracts with fighters. Fighters, in addition to combatting in our events, are also required to participate in our press conferences, interviews and documentaries and, from time to time, to appear on our sponsors’ commercials.

Plan of Development

The Company aims to penetrate into China and Australia MMA market in 2015. We expect to enter into contracts with free-to-air and cable channels, pay-per-view channels and sports-oriented channels in Singapore, China and Australia. We expect to acquire sponsorships to promote our events in China and Australian MMA. We also plan to establish a fan club online to create brand loyalty for Rebel’s future events.

Revenues

Currently, the revenues of Rebel FC come from the following sources:

Ticket Sales

Rebel FC hosts live MMA fighting events in stadiums and sells tickets to audiences that attend the live events. Tickets are priced at different levels, ranging from $58 to $388, based on seating locations and availability of complimentary services, such as complimentary drinks and food, free t-shirts, etc. We also plan to sell some of our branded products, such as gloves, T-shirt, to our audience at the live events. We sold 3,400 tickets at our first event, Into the Lion’s Den for a total of $342,000 in ticket sales. A total of 4,800 tickets were sold at our second event, Battle Royal, resulting in a total of $388,000 in ticket sales.

Sponsorship

Sponsorship to our events is in forms of cash, provision of event venues, equipment and marketing campaign services. Our business model is to obtain sponsorships that are sufficient to cover the costs of hosting an event prior to incurring substantial costs for organizing an event. For its first two events, Rebel FC obtained sponsorships from 13 sponsors in various industries, such as HTC, a cell phone designer and manufacturer and True Fitness, a chain of gyms located in Singapore. Rebel FC believes it can obtain more sponsorship opportunities from various sports related brands and events companies. In consideration of the provided sponsorship, our sponsors have exposure in our promotional campaigns in connection with our events, including printing sponsors’ names and logos on banners and posters at our events, offering sponsors’ products to the audience at our events, allowing sponsors’ advertisements on our pre-event shows, on our social media pages as well as our website and allowing fighters to feature in sponsors’ commercials. We work with the sponsors to customize the promotional methods to achieve the sponsors’ marketing goals. For each event, we target to obtain at least 10 sponsors.

TV Distribution

For the past two events, we outsourced production of our events to production crews on a contract basis. Rebel FC plans to hire staff and personnel in the future with the ability to create and produce its live events and sell the rights to broadcast its events to television stations in Singapore, China, and Australia. We intend to distribute our event programs internationally through television distribution agents in the future for a more stable stream of income.

Pay-Per-View

Pay-per-view (“PPV”) is a type of pay television and online service by which a subscriber can purchase events to view via private telecast or online. The PPV model is a model whereby we can broadcast live events on cooperating television stations. Audiences can pay to watch the live events on their televisions or laptops instead of going to a stadium. In China or South East Asia, PPV is relatively new and still in development, but we believe the success of PPV model in the U.S. can be achieved in Asia as well. Rebel FC plans to implement the PPV model for its live MMA events in 2016 and 2017. We plan to charge $8 to $30 for each PPV event that the audience watches through PPV in China and Australia.

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MMA Event Expenses

The promotion and organization of MMA events require various types of expenses, a majority of which consist of online and television advertising fees and payments to fighters. Another significant cost is venue rental fee. Other expenses and costs incurred in connection with our events include equipment rentals, and staff compensation.

Audience

From the survey we did in the past two events we held, a majority of the audiences are male of ages ranging from 18 to 35. Thus, this group is our targeted audience. We also have targeted marketing and sales for our events to college graduates who have watched sports television programs in the past 12 months and/or have participated in sports-oriented activities in the past 12 months.

We believe that our targeted audience appeals to a wide array of advertising and sponsorship verticals (automotive, food and beverage, sports products, consumer electronics, consumer products), therefore enabling advertisers and sponsors to establish brand awareness and loyalty through our events.

Marketing Strategy

Marketing is essential to Rebel FC’s operations and business. Brand awareness and engagement of our fans and general audience are key considerations in our marketing strategy. We utilize the following marketing and PR activities to reach out to our target audience and the mass media, including open workouts, road shows, weigh-ins and press-conferences. We advertise our events on billboards, banners, television ads, Bus Stop advertisements, online advertisements. Rebel FC also has a public relations department composing of 2 members, which is dedicated to contacting television media and other news agencies, hosting press conferences and ensuring sufficient publicity of our events in social media and other traditional media.

With a focus on customer awareness and creative branding, Rebel FC seeks to use social media to develop intensive marketing campaigns designed to attract both seasoned and new fans of combat sports. Rebel FC’s marketing strategy aims to drive traffic and audience growth through working with social media, public relations firms, strategic partnerships with television stations and sponsors, and advertising agencies. For instance, we held press conferences for MMA fans and the media to attend at our last two events. We also plan to work with gyms and fighting associations to promote our brand to their members and attract members to attend our events.

We believe that Rebel FC is distinguished from other MMA promotion companies in a way that we promote our events and fighters with vivid life stories of fighters, which highlight their passion for MMA. We believe that the behind-the-scene stories may attract audiences by showing how fighters grow their strength and brevity for the sports. Prior to a live event, we arrange face-to-face interactive sessions between fighters and audiences who are fans and supporters of these fighters. We believe this promotional method may allow us to communicate with the audiences and attract their attention to Rebel FC and eventually stimulate their desire to watch our events live or on other available media. During the events, we also broadcast the stories of athletes to provide deeper understanding of our audience about the fighters’ lives.

Market Opportunities

According to IBIS World’s Martial Arts Studios market research report, the total market size is $3 billion for mixed martial arts revenue worldwide. From 2014 to 2019, the industry is expected to grow at an even faster rate. (http://www.ibisworld.com/industry/martial-arts-studios.html) A robust economic recovery is expected to endow consumers with higher disposable income levels, enabling them to spend more money on martial arts instruction, particularly costly private lessons. Additionally, the increase of popularity of mixed martial arts will continue to drive demand for the industry.

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There are regular MMA events hosted in the Asia Pacific region by established fight promoters. Despite being a relatively new promoter, Rebel FC sees the opportunity for the growth of MMA in the Asian sports market, especially the untapped market in China. China has been reported to be a potentially significant market for the MMA industry (http://www.businessinsider.com/mixed-martial-arts-is-becoming-popular-in-rural-china-and-ufc-is-looking-to-capitalize-2014-8). According to the Mailman Group in China, MMA has the largest number of references on Chinese social media, outnumbering other traditional sports, such as basket balls and footballs. As shown in the below chart, MMA has drawn a lot of public attention in Chinese social media.

Rebel FC believes that, with its experience in Singapore, it is in a good position to re-create its success of producing and promoting MMA events in China.

In addition, with the growing use of PPV in China, online video streaming sites such as Baidu and Tencent have millions of users using their App for streaming of shows. Rebel FC plans to coordinate with a streaming platform to market our shows, making our events available to a large population in China (http://www.boxinginsider.com/headlines/chinese-pay-per-view-could-open-up-new-vistas-with-pacquiao-bout/”).

Competition

The main players in the MMA industry include: i) Ultimate Fighting Championship (“UFC”), which has its focus on the U.S. market, ii) ONE Fighting Championship (“OFC”), which is based in Singapore and targets the Asia market and iii) Kunlun Fight, a fighting club located in China which broadcasts its events over the Chinese television channels. Despite the fact that our competitors are well established and have more funds available for marketing and producing their events than us, and are more reputable among the audiences in MMA, we are concentrating on the untapped combat sports market of China and Australia where we believe we have the resource and experience to penetrate the market and grow our business there.

Employees

We maintain a specialized and experienced team consisting of six members who are capable of leading temporary out-sourced personnel on a per event basis. We also have contract personnel for our television and live event productions. We plan to set up Rebel FC branch offices in Shanghai, China and Sydney, Australia in 2015.

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Intellectual Property

The following are the intellectual property rights that the Company owns, the details are set forth in the following table:

Mark	Country of Registration	Application Number	Class	Description	Current Owner

	Singapore	T131264IZ	41	Advisory services relating to the organization of sporting events; organization of entertainment events; organization of sporting events, organizing events for cultural purposes; organizing events for entertainment purposes; organizing of entertainment and social events.	SCA Capital Limited

We are also in the process of registering the above trademarks and the name “Rebel Fighting Championship” in Australia and China.

Compliance with Government Regulation

Singapore

In Singapore, in order for us to organize and host a live fighting event, we need to obtain a Public Entertainment License from the Media Development Authority of Singapore. Prior to the application of such license, we will also need clearance from the other relevant authorities such as Fire Safety Certification from the Singapore Civil Defense Force and Singapore Police Force.

In advertising our fights in public domain area such as bus stops or sky signs, we will need to apply for an Advertisement License, issued by the Building and Construction Authority of Singapore. As we intend to serve food and beverages at our events, we are also required to obtain a ‘No Objection Letter’ from the Singapore National Environment Agency.

In order to broadcast our pre-recorded shows on TV, we will need to apply for Broadcast TV License from the Singapore Media Development Authority for permission for the television station to broadcast our events on television.

People’s Republic of China

In order to organize and host a live event in China, we need to obtain a license from the General Administration of Sports of China Wushu Administrative Center (Wushu), China’s regulating body on combat sports. We are required to receive clearance for a live event from the local Police Department in China as well. We also need to comply with the rules and regulations required by the State of Administration Radio Film and Television.

For broadcasting of our shows on television in China, we have to get clearance from the Chinese Ministry of Cultural and Sports Department and the State administration of Radio Film and Television.

Australia

In Australia, fighters looking to compete in a fully regulated state must first register with the corresponding Combat Sports Authority or equivalent. MMA is regulated by the Combat Sports Act 1987 and the Combat Sports Regulations 2013, which are administered by the Combat Sports Commission (the “Commission”).

The laws have changed and as of 1 March 2013 new provisions came into effect extending the coverage of the Combat Sports Act 1987 to include both professional and amateur combat sports. Under this amended legislation all professional and amateur contestants and industry participants (promoters, managers, trainers, referees, judges and timekeepers) are required to register with the Commission. Promoters, such as Rebel FC, are also required to have a full understanding of their obligations as outlined in the Combat Sports Act 1987 and the Combat Sports Regulations 2013. They must also apply for a Promotion Permit for every event they hold.

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Risk Factors

Risk Factors Related to the Business

We may not be able to develop content to capture audiences or market share.

The creation, marketing and distribution of our live entertainment are the core of our business. The production of compelling live content is critical to our ability to generate revenues across our media platforms. Our failure to continue to create popular live events and televised programming would likely lead to a decline the attendance at our live events and our audience to the TV shows, which would adversely affect our results of operations.

We may not be able to retain or recruit outstanding fighters for our events.

Our success is largely dependent on our ability to recruit and retain renowned fighters to fight in our event. We cannot assure you that we will be able to continue to identify and retain well known, popular or top fighters in the future. Additionally, we cannot guarantee that we are able to retain existing fighters during the term of their contract. Our failure to retain and identify fighters could affect our event attendance and TV viewership and therefore, our results of operations.

It is difficult to generate and maintain audience’s interest in our fighters.

Part of our business is to the creation of storylines based on fighters’ background. We cannot guarantee that we can always create appealing storylines for the fighters to capture MMA fans’ interest in attending our events or watching them on television. This could adversely affect our results of operations.

We may become subject to new legislation or regulations governing the MMA fighting.

While the mixed martial arts sector is not currently regulated by the Singapore or China governments, hosting MMA events needs to apply for certain permits and license. In addition, MMA continues to draw attention of government which may result in new legislation and rules. We cannot make any assurances that we will be able to comply with new legislation or rules because such compliance would not be too expensive for us to comply.

We may not be able to secure contracts with video streaming sites for our Pay Per View business.

Part of our growth strategy is to start delivering our shows by streaming them through Pay-Per-View (“PPV”) channels and over the internet. There can be no assurance that we will secure licensing contracts with PPV providers or televisions stations that offer PPV. Our inability to secure PPV would negatively impact our growth prospects and result of operations.

We may not be able to secure event venues.

We cannot provide any assurance that we will be able to book event venues at ideal locations to attract audiences to patronize to our events. Our ability to book venues are subject to other events in the area and the price we can pay. This could adversely affect our event hosting and thus our ability to generate revenues and operate our business.

We may encounter censorship in media in overseas markets.

Our content may be censored in countries such as China due to the inherent violence involved in MMA fighting. Such censorship would not allow us to televise events or sell PPV viewings and may adversely affect our results of operations. In addition, changes in the policies of the Chinese government, for instance, could have a significant impact on our business. We may be prohibited to promote or conduct our live fighting events in the country. The inability to do so over an extended period of time could adversely affect our profitability and results of operations.

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We may not be able to secure sufficient sponsorship.

Sponsorship is essential to our revenue and business model. We usually obtain sufficient sponsorship prior to organizing a live event. However, we cannot make any assurance that we will be able secure adequate sponsorship for each of our events. Ticket and PPV sales are only parts of our revenue model and sponsorships are critical to making an event profitable. Our inability to secure sufficient sponsorships for each event could adversely affect our results of operations.

We may not be able to secure television stations to broadcast our shows.

In addition to hosting live events, part of our intended revenue stream is to come from TV distribution. However, we cannot guarantee that we will be able to find TV channels to broadcast our events. Our ability to secure the airtime of our events on TV are affected by various factors, among other things, whether a TV station requires payment from the Company for the broadcasting, whether there is an available slot for the Company’s event, whether there is any censorship on events with violent content. In addition, if no TV station is willing to broadcast our events, our events and our brand will not have sufficient publicity in the media; therefore, it may negatively impact the sale of our future events. Thus, the failure to sell the right to broadcast our events to TV stations would adversely affect our performance and growth.

We depend on the services of key executives, the loss of whom could materially harm our business and our strategic direction.

Our future success significantly depends on the continued service and performance of our key management personnel. Our growth direction is largely dependent on Mr. Aan Yee, Leong Justin and Mr. KK Leong. The loss of the services by Messrs. Aan Yee Leong and KK Leong due to unexpected reasons could have a material adverse effect on our ability to create creative and enticing shows which could adversely affect our operating results and market our events as well as our business prospects. We cannot assure that Messrs. Leong and Leong’s services will continue to be available to us.

We may face disruptions of systems and equipment utilized in our live events.

We rely largely on an outside contractors to supply us with the sound and lighting equipment for our live events. Although the Company inspects such equipment upon delivery from the contractors prior to an event, we cannot guarantee if such equipment may function without disruptions in the live event. In the event the provided equipment or system malfunctions at a live event, it will result in disruption of the progression of our event and a negative impact on the Company’s reputation. This would also affect our ability to retain audience and would affect our future events in the MMA market.

We may face pressure group or parental group to seize operation.

Our live events are considered violent and usually rated as Parental Guidance required. Due to the inherent violence involved in MMA, we may face pressure from nonprofit organizations or parental groups to prohibit events to be held, marketed or broadcast in countries which we currently operate in or plan to expand to. This could negatively impact our ability to market our brand, reduce the number of sponsorship that we may obtain and adversely affect our revenue from live event ticket sales and TV broadcasting.

Our expansion into new markets may present increased risks due to our unfamiliarity with the local markets.

We intend to expand our business to China and Australia where we have little or no meaningful experience. Those markets may have different culture, competitive conditions, consumer tastes and discretionary spending patterns than our existing markets, which may cause our expansion to be less successful than our Singapore business. In addition, our advertising program may not be successful in generating brand awareness in China and Australia, and the lack of market awareness of the brand of Rebel Fighting Championship can pose an additional risk in expanding into new markets.

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Our quarterly results of operations are subject to fluctuations due to the timing of our event hosting.

The timing of our events may result in significant fluctuations in our quarterly performance. We typically incur most cash costs for an event within the third month immediately preceding, and the month of, the event. Due to these substantial up-front financial requirements to recruit fighters, rent venues, advertise as well as other costs to prepare the events, the quarterly result of our financials may incur significant expense and varies from quarter to quarter.

We may not be able to maintain profitability.

Maintaining profitability depends upon numerous factors, including our ability to generate increased revenues and our ability to control expenses. We may incur significant losses in the future for a number of reasons, including the other risks described in this prospectus and our ongoing depreciation and amortization expense, and we may encounter unforeseen expenses, difficulties, complications, delays and other unknown events. Accordingly, we can make no assurances that we will be able to achieve, sustain or increase profitability in the future.

We may not be able to obtain and maintain licenses and permits necessary for our operation, in compliance with laws, regulations and other requirements, which could adversely affect our business, results of operations or financial condition.

We are subject to various laws and regulations in the countries we operate that will be affecting our business. If we fail to comply with such laws and regulations, we may be subject to various sanctions and/or penalties and fines or may be required to cease operations until we achieve compliance, which could have an adverse effect on our business and our financial results.

Customer complaints or litigation on behalf of our customers may adversely affect our business, results of operations or financial condition.

Our business may be adversely affected by legal or governmental proceedings brought by or on behalf of our customers. In recent years, some combat sports companies have been subject to lawsuits, including class action lawsuits, alleging violations of law regarding the brutal nature of the fights. We are also subject to a variety of other claims in the ordinary course of business, including injury of the fighters. These legal proceedings may adversely affect our operation results and profitability.

We do not carry any insurance for the venue or the fighters. In the event there is any accident at a live event, the Company will be liable for all the losses.

There are a number of factors outside the control of us, such as an injury, illness, medical condition or death of the fighters as a result of the fighting competition. We do not maintain any insurance against such injury, accident, medical condition, or death. Thus, we may be liable for all the medical bills and fees.

We have a short history of operating as a promoter for MMA events and our experience is limited.

We are a development stage company formed recently to carry out the MMA events and thus have only a limited operating history. We started our business since June 2013 and to date we have only held two of the MMA events in Singapore. Thus, we have limited experience in promoting the MMA events. We expect that our results of operations may also fluctuate significantly in the future as a result of a variety of market factors, including, among others, the dominance of other companies which has long-term history and experience in the area of MMA, the entry of new competitors into the MMA business, our ability to attract, retain and motivate qualified personnel, the initiation, renewal or expiration of our customer base, pricing changes by the company or its competitors, specific economic conditions in the MMA business and general economic conditions. Accordingly, our future revenue and operating results are difficult to forecast.

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We have a limited number of employees that are working for the Company and to organize an event of a larger scale we may need additional staff.

As of the date of this report, we only have six full-time staffs, which would not satisfy our needs to host and promote large-scale MMA events. Although we may recruit contract employees or part-time employees when it comes close to the events, we may face the risk of not being able to retain qualified personnel in a short period of time.

We have not hired any local employees for our planned operations in China and Australia.

We have not yet hired any local employees in China and Australia to pitch the oversea markets. Because of the significant different culture, customer awareness of the sports and discretionary spending patterns than our existing market in Singapore, we need to employ local staffs to assist us to penetrate the MMA business in China and Australia. The failure to do so will hinder our success in these overseas markets.

There are many established competitors in the MMA market. The Company may not be able to survive the fierce competition.

The industry is competitive and highly fragmented, with established brand awareness of our competitors such as Ultimate Fighting Championship and One Fighting Championship. We compete with these well-known companies as well as other MMA organizations which may affect our ability to thrive in the MMA industry. Many of our current and potential competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing, technical, management and other resources than we do. We expect that competition will be intensified in the future as the MMA sports continue to grow worldwide. Increased competition may result in reduced operating margins, reduced profitability, loss of market share and diminished brand recognition.

Failure of us to adequately protect our intellectual property could injure the value of our brand.

Our business is dependent on successful marketing and promotion of our branded events, therefore protecting our brand from intellectual property infringement (such as counterfeiting our branded products and other unauthorized uses of our trademark) is important. Although we will enforce our intellectual property rights, it may not be possible for us to detect all instances of brand infringement. Additionally, where instances of brand infringement are detected, we cannot guarantee that such instances will be prevented as there may be legal or factual circumstances that give rise to uncertainty as to the validity, scope and enforceability of our intellectual property rights. Infringement of our trademark, copyright and other intellectual property rights by others could have an adverse effect on our brand and hence affect our income.

Economic downturn may lead to less disposable income of our potential audience, resulting in fewer numbers of audiences of our events. Economy recession may also result in less sponsorship to our events.

The recent economic downturn and adverse conditions in the global markets may negatively affect our earnings. Attendance of our events and purchase of viewing of our shows may depend in part on the actual or perceived personal disposable income of audiences. Our revenue is also dependent on marketing budgets of our sponsors. These commercial contract payments are contingent upon the expenditures of businesses across a wide range of industries, which industries may cut costs in response to any economic downturn.

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Risk Factors Related to Our Common Stock

The Common Stock is subject to risks arising from restrictions on reliance on Rule 144 by shell companies or former shell companies.

Under a regulation of the SEC known as “Rule 144,” a person who beneficially owns restricted securities of an issuer and who is not an affiliate of that issuer may sell them without registration under the Securities Act provided that certain conditions have been met. One of these conditions is that such person has held the restricted securities for a prescribed period, which will be 6 months for the Common Stock. However, Rule 144 is unavailable for the resale of securities issued by an issuer that is a shell company (other than a business combination related shell company) or, unless certain conditions are met, that has been at any time previously a shell company. The SEC defines a shell company as a company that has (a) no or nominal operations and (b) either (i) no or nominal assets, (ii) assets consisting solely of cash and cash equivalents; or (iii) assets consisting of any amount of cash and cash equivalents and nominal other assets. After the sale of Moxian BVI in February 2014 and prior to the Share Exchange Transaction, the Company did not have any operations; therefore, the Company was a shell company. While we believe that as a result of the Share Exchange Transaction, the Company ceased to be a shell company, the SEC and others whose approval is required in order for shares to be sold under Rule 144 might take a different view.

Rule 144 is available for the resale of securities of former shell companies if and for as long as the following conditions are met:

(i) the issuer of the securities that was formerly a shell company has ceased to be a shell company,

(ii) the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act,

(iii) the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

(iv) at least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the SEC reflecting its status as an entity that is not a shell company known as “Form 10 Information.”

Although the Company files Form 10 Information with the SEC on this Form 8-K, shareholders who receive the Company’s restricted securities will not be able to sell them pursuant to Rule 144 without registration until the Company has met the other conditions to this exception and then for only as long as the Company continues to meet the condition described in subparagraph (iii), above, and is not a shell company. No assurance can be given that the Company will meet these conditions or that, if it has met them, it will continue to do so, or that it will not again be a shell company.

Our shares of common stock are subject to penny stock regulation.  Because our common stock is penny stock, holders of our common stock may find it difficult or may be unable to sell their shares.

The SEC has adopted rules that regulate broker/dealer practices in connection with transactions in penny stocks.  Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange system).  The penny stock rules require a broker/dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market.  The broker/dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker/dealer, and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account.  In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker/dealer must make a special written determination that a penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction.  These disclosure requirements may have the effect of reducing the level of trading activity in any secondary market for a stock that becomes subject to the penny stock rules, and accordingly, holders of our common stock may find it difficult or may be unable to sell their shares.

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Our stock price may be volatile and you may not be able to resell your shares at or above the price you paid.  In addition, volatility in the price of our common stock may subject us to securities litigation resulting in substantial costs and liabilities and diverting management’s attention and resources.

The market price of our common stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond our control, including the following:

●	our ability to execute our business plan;
●	changes in our industry;
●	competitive pricing pressures;
●	our ability to obtain working capital financing;
●	additions or departures of key personnel;
●	limited “public float” in the hands of a small number of persons whose sales or lack of sales could result in positive or negative pricing pressure on the market price for our common stock;
●	sales of our common stock (particularly following effectiveness of the registration statement of which this prospectus is a part);
●	operating results that fall below expectations;
●	regulatory developments;
●	economic and other external factors;
●	period-to-period fluctuations in our financial results;
●	our inability to develop or acquire new or needed technologies;
●	the public’s response to press releases or other public announcements by us or third parties, including filings with the SEC;
●	changes in financial estimates or ratings by any securities analysts who follow our common stock, our failure to meet these estimates or failure of those analysts to initiate or maintain coverage of our common stock;
●	the development and sustainability of an active trading market for our common stock; and
●	any future sales of our common stock by our officers, directors and significant stockholders.

FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, FINRA has adopted Rule 2111 that requires a broker-dealer to have reasonable grounds for believing that an investment is suitable for a customer before recommending the investment.  Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information.  Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers.  The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Because we are a small company with limited operating history, stockholders may find it difficult to sell their common stock in the public markets.

Our common stock is currently traded on the OTCQB under the symbol “REBL.”  The number of persons interested in purchasing our common stock at or near bid prices at any given time may be relatively small. This situation is attributable to a number of factors, including the fact that we are a small company which is still relatively unknown to stock analysts, stock brokers, institutional investors, and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven company such as ours or purchase or recommend the purchase of our common stock until such time as we became more viable.  Additionally, many brokerage firms may not be willing to effect transactions in our securities.  As a consequence, there may be periods of several days or more when trading activity in our common stock is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on the stock price.  We cannot give you any assurance that an active public trading market for our common stock will develop or be sustained, or that trading levels will be sustained.

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Future issuances of our preferred stock could dilute the voting and other rights of holders of our common stock.

Our board of directors has the authority to issue shares of preferred stock in any series and may establish, from time to time, various designations, powers, preferences and rights of the shares of each such series of preferred stock.  Any issuances of preferred stock may have priority over the common stock with respect to dividend or liquidation rights.  Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of our company and may adversely affect the voting and other rights of the holders of our common stock.

If we are unable to comply with the financial reporting requirements mandated by the SEC’s regulations, investors may lose confidence in our financial reporting and the price of our common stock could decline.

If we fail to maintain effective internal controls over financial reporting, our ability to produce timely, accurate and reliable periodic financial statements could be impaired.  If we do not maintain adequate internal control over financial reporting, investors could lose confidence in the accuracy of our periodic reports filed under the Exchange Act.  Additionally, our ability to obtain additional financing could be impaired or a lack of investor confidence in the reliability and accuracy of our public reporting could cause our stock price to decline.

Our directors, executive officers and controlling persons as a group have significant voting power and may take actions that may not be in the best interest of shareholders.

Our directors, executive officers and controlling persons as a group beneficially own approximately 90% of our Common Stock.  They will have the ability to exert substantial influence over all matters requiring approval by our stockholders, including the election and removal of directors and any proposed merger, consolidation or sale of all or substantially all of our assets. In addition, they could dictate the management of our business and affairs. This concentration of ownership could have the effect of delaying, deferring or preventing a change in control, or impeding a merger or consolidation, takeover or other business combination that could be favorable to stockholders. This significant concentration of share ownership may also adversely affect the trading price for our Common Stock because investors may perceive disadvantages in owning stock in a company with controlling affiliated stockholders.

We expect that our revenue will fluctuate, which could cause our stock price to decline.

Any significant decline on selling our tickets to the events, unfavorable TV distribution deals that we enter into, or changes in the spending behavior of our customers could adversely affect our revenue growth. If our revenue fluctuates or does not meet the expectations of securities analysts and investors, our stock price would likely decline.

If securities or industry analysts do not publish research or reports about our business, if they adversely change their recommendations regarding our common stock, or if our operating results do not meet their expectations, our stock price and trading volume could decline.

The trading market for our common stock will be influenced by the research and reports that securities or industry analysts publish about us or our business. We do not have any control over these reports or analysts. If any of the analysts who cover our company downgrades our stock, or if our operating results do not meet the analysts’ expectations, our stock price could decline. Moreover, if any of these analysts ceases coverage of our company or fails to publish regular reports on our business, we could lose visibility in the financial markets, which in turn could cause our stock price and trading volume to decline.

DESCRIPTION OF PROPERTY

Established in 2013, our headquarter is located in the heart of downtown Singapore at 7500A Beach Road, Unit 12-313, The Plaza, Singapore. We pay SGD 6,000.00 as rent per month.

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LEGAL PROCEEDINGS

None.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND PLAN OF OPERATIONS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These include statements about our expectations, beliefs, intentions or strategies for the future, which we indicate by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “we believe,” “management believes” and similar language. Except for the historical information contained herein, the matters discussed in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this Current Report are forward-looking statements that involve risks and uncertainties. The cautionary language in this Current Report, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from those projected. Except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events after the date of this Current Report on Form 8-K.

The "Company", "we," "us," and "our," in this Management’s Discussion and Analysis of Financial Condition and Plan of Operation refer to Pure Heart Entertainment Pte Ltd.

Overview

Pure Heart Entertainment Pte Ltd. (“Pure Heart”) was incorporated under the laws of the Singapore on August 24, 2000 under the name “Sook Kee Coffeeshop Pte. Ltd.” Effective on November 27, 2002, it changed its name to “Asia Pacific Export International Pte Ltd.” It later changed its name from “Asia Pacific Export International Pte Ltd.” to “Pure Heart Entertainment Pte Ltd.” on June 7, 2013. The registered office of the Company is located at 7500A Beach Road #12-313 The Plaza, Singapore 199591.

On October 30, 2014, Pure Heart became a wholly-owned subsidiary of Rebel Holdings Limited. We are currently operating under the trade name “Rebel Fighting Championship.” We organize, promote and host MMA events featuring top level athletic talent. With assistance from contracted production crews, we also produce and distribute, through the internet and social media, and sell the rights to distribute to television stations, videos of its MMA events. We seek to promote MMA in Asian countries through hosting events that attract talented fighters from all over the world.

Pure Heart started to operate and be engaged in the MMA business since June 2013. The principal activities of Pure Heart in the year 2014 were organizing and promoting MMA events in Singapore. As of September 30, 2014, our retained earnings were $118,745. Our stockholders’ equity was $352,335.

Results of Operations

For the nine months ended September 30, 2014 compared with the nine months ended September 30, 2013

Gross Revenues

Pure Heart received sales revenues of $599,910 in the nine months ended September 30, 2014 compared to nil being generated in the nine months ended September 30, 2013 for the reason that we held the first event, Into the Lion’s Den, in December 2013, which contributed to the revenues for the nine months ended September 30, 2014. Prior to June 2013, Pure Heart was in dormant status. In June 2013, it changed the name from “Asia Pacific Export International Pte Ltd.” to Pure Heart and it began the MMA event promotion business since June 2013.

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Pure Heart’s sales revenue of $599,910 in the period ended September 30, 2014 primarily came from advertisement sponsorships and ticket sales for the MMA event held in Singapore in August 2014, Battle Royale. In carrying out Battle Royale, Pure Heart incurred cost of $273,965, which was primarily spent in promotion of the event, rental of event venue, and other miscellaneous costs.

Operating Expenses

Operating expenses for the nine months ended September 30, 2014 and September 30, 2013 were $239,170 and $17,792, respectively. The expenses consisted of advertisements, payroll, professional fees, and other general expenses.

We expect that our general and administrative expenses will continue to increase as our business grows, we will incur additional costs.

Net Profit (Loss)

Net profit (loss) for the nine months ended September 30, 2014 and September 30, 2013 were $80,415 and ($33,465), respectively. Basic and diluted net income (loss) per share amounted to $1.61 and ($1.12) respectively for the nine months ended September 30, 2014 and September 30, 2013.

The increase in net profit for the nine months ended September 30, 2014 was contributed by the one event held in Singapore.

For the year ended December 31, 2013 compared with the year ended December 31, 2012

Gross Revenues

Pure Heart received sales revenues of $507,857 in the year ended December 31, 2013 compared to nil being generated in the year ended December 31, 2012 due to the reason that Pure Heart was dormant during the year of 2012.

Pure Heart’s sales revenue of $507,857 in the year ended December 31, 2013 primarily came from advertisement sponsorships and ticket sales for the one event held in Singapore on December 21, 2013. In carrying out the event, Into the Lion’s Den, in Singapore, Pure Heart incurred costs of $296,877, which were primarily advertisement, rental of event venue, and other miscellaneous costs.

Operating Expenses

Operating expenses for the year ended December 31, 2013 and December 31, 2012, were $149,610 and $1,543, respectively. The expenses consisted of advertisements, payroll and professional fees, and other general expenses.

We expect that our general and administrative expenses will continue to increase as we incur additional costs to support the growth of our business.

Net Profit (Loss)

Net profit (loss) for the years ended December 31, 2013 and December 31, 2012, were $59,685 and $15,266, respectively. Basic and diluted net income (loss) per share amounted to $1.85 and $0.31 respectively for the years ended December 31, 2013 and December 31, 2012.

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Liquidity and Capital Resources

As of September 30, 2014, we had working capital of $136,321 consisting of cash on hand of $50,835 as compared to working capital of ($36,714) and our cash of $21,932 as of September 30, 2013.

The increase in working capital and cash on hand in the nine months ended September 30, 2014 as compared to nine months ended September 30, 2013 was mainly due to an injection of new fund of $300,000 contributed by Mr. Leong Khian Kiee and Mr. Justin Leong Aan Yee as paid up capital.

Net cash provided by operating activities for the nine months ended September 30, 2014 was $35,920 as compared to net cash used in operating activities of $78,105 for the nine months ended September 30, 2013. The cash used in operating activities are mainly for advertisements, payroll and professional fees and other general expenses.

Net cash used in investing activities for the nine months ended September 30, 2014 was $42,546 as compared to net cash used in investing activities of $6,052 for the nine months ended September 30, 2013.

The increase in net cash used in investing activities was due to purchase of equipment for the events as well as intangible assets.

Net cash used in financing activities for the nine months ended September 30, 2014 was $12,905 as compared to net cash provided by financing activities of $103,539 for the nine months ended September 30, 2013. The cash provided by financing activities are mainly from shareholder borrowings.

We will likely require additional capital to continue to operate our business, and to further expand our business. Sources of additional capital through various financing transactions or arrangements with third parties may include equity or debt financing, bank loans or revolving credit facilities. We may not be successful in locating suitable financing transactions in the time period required or at all, and we may not obtain the capital we require by other means. Our inability to raise additional funds when required may have a negative impact on our operations, business development and financial results.

Critical Accounting Policies and Estimates

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at dates of the financial statements and the reported amounts of revenue and expenses during the periods. Actual results could differ from these estimates. Our significant estimates and assumptions include depreciation and the fair value of our stock, stock-based compensation, debt discount and the valuation allowance relating to the Company’s deferred tax assets.

Recently Issued Accounting Pronouncements

Reference is made to the “Recent Accounting Pronouncements” in Note 2 to the Financial Statements included in this Report for information related to new accounting pronouncement, none of which had a material impact on our consolidated financial statements, and the future adoption of recently issued accounting pronouncements, which we do not expect will have a material impact on our consolidated financial statements.

Off-Balance Sheet Arrangements

As of September 30, 2014, we did not have any off-balance sheet arrangements.

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DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following table sets forth the name and position of our current executive officers and directors.

Name	Age	Position
Aan Yee Leong, Justin	29	President, Chief Executive Officer and Director

Khian Kiee Leong	65	Chairman

Aan Yee Leong, Justin- Mr. Leong has managerial experience in project management, financial management, financial reporting, and budgeting. He has the passion and enthusiasm for mixed martial arts and is the founder of Rebel FC. From October 2013, he serves as an executive director in SCA Capital Limited and Rebel FC. From May 2013, he started to work as an executive director of Pure Heart. From March 2007 to October 2008, he worked as a finance and administrative executive in KKL Management Consultants Pte Ltd. From January 2012 to December 2012, he was a manager of KK Leong & Partners. Mr. Leong graduated from University of London with a Bachelor of Science (Hons) in Banking and Finance in 2007.

The Board of Director reached a conclusion that Mr. Leong should serve as a Director of the Company based on his experience in financial management.

Khian Kiee Leong- Mr. Leong has over 30 years professional experience in advisory and consultant business, serving both multinational and regional companies across a wide range of industries. He provides advice and support for the Company on its strategic planning. From October 2014, he serves as director in Rebel FC and SCA Capital. From June, 2013, he acts as a director of Pure Heart. Since March 1994, he serves as the managing partner of KK Leong & Partners and CEO of KKL Consultancy Services Pte. Ltd.

Mr. Leong graduated from Nanyang University majored in Accounting in Singapore in 1984 and he is chartered accountant of the Institute of Chartered Accountants in England and Wales.

The Board of Director reached a conclusion that Mr. Leong should serve as a Chairman of the Company based on his extensive experience in management.

Promoter

James Mengdong Tan, currently a director of Moxian China, Inc., assisted the negotiation of the sale of Moxian IP as well as the Share Exchange Transaction among the Company, Rebel FC and Rebel FC Stockholder. Mr. Tan also assisted in structuring the sale of all of the equity interests of Moxian Group Limited (“Moxian BVI”), a former direct subsidiary of the Company, and the license of the intellectual property rights of the Company to Moxian China, Inc. pursuant to a License and Acquisition Agreement, dated February 19, 2014. In February 2013, he assisted the negotiation of the acquisition of approximately 77.26% of the then outstanding shares of the Company by three purchasers from Marilyn Stark, our former officer, director and a former shareholder of the Company. Mr. Tan also later offered consulting and business advisory services to the Company’s board of directors in connection with the Company’s reverse acquisition of Moxian BVI and its operating business in April 2013.

Mr. Tan, through 8i Capital Limited, an entity owned and managed by him, beneficially owns an aggregate of 6,000 shares of the Company as of the date of this Report.

Based on the foregoing, Mr. James Mengdong Tan is a promoter, as that term is defined in Rule 405 of Regulation C promulgated under the Securities Act.

Committees

We do not have a standing nominating, compensation or audit committee.  Rather, our full board of directors performs the functions of these committees. We do not believe it is necessary for our board of directors to appoint such committees because the volume of matters that come before our board of directors for consideration permits the directors to give sufficient time and attention to such matters to be involved in all decision making. Additionally, because our Common Stock is not listed for trading or quotation on a national securities exchange, we are not required to have such committees.

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Director Independence

Our securities are not listed on a national securities exchange or in an inter-dealer quotation system which has requirements that directors be independent.  No member of the Company’s board of directors qualifies as an independent director pursuant to the definition of “independent director” under the Rules of NASDAQ, Marketplace Rule 5605(a)(2). We do not have majority of independent directors.

Code of Ethics

We has adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The code addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code.

Meetings of the Board of Directors

During its fiscal year ended December 31, 2014, the Board of Directors did not meet on any occasion, but rather transacted business by unanimous written consent.

EXECUTIVE COMPENSATION

Summary Compensation

The following is a summary of the compensation we paid to our executive officers, for the two fiscal years ended December 31, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pensions Value and Non-Qualified Compensation Earnings	All Other Compensation ($)	Total ($)
Aan Yee Leong, Justin (1) President and CEO	2014	-	–	–	–	–	–	-	-

Liew Kwong Yeow(2) President and CEO	2014	–	–	–	–	–	–	–	–
	2013	–	–	–	–	–	–	–	–

(1) Mr. Leong is serving as the President and CEO of Rebel FC since January 30, 2015.
(2) Mr. Liew was the Company’s President, CEO and Director from February 27, 2013 through January 30, 2015.

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The following is a summary of the compensation Pure Heart paid to our executive officers for the fiscal years ended December 31, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pensions Value and Non-Qualified Compensation Earnings	All Other Compensation ($)	Total ($)
Aan Yee Leong, Justin (1)	2014	-	–	–	–	–	–	-	-
Director	2013	-	-	-	-	-	-	-	-

Khian Kiee Leong (2)	2014	–	–	–	–	–	–	–	–
Director	2013	–	–	–	–	–	–	–	–

(1)	Mr. Leong serves as executive director of Pure Heart since May 2013.
(2)	Mr. Leong serves as a director of Pure Heart since June 2013.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

There were no stock options exercised since the date of inception of the Company through the date of this Current Report on Form 8-K by the executive officers named in the Summary Compensation of REBL.

Long-Term Incentive Plan (“LTIP”) Awards Table

There were no awards made to any named executive officers in the last completed fiscal year under any LTIP.

Employment Agreements

We currently do not have any employment agreements.

Compensation of Directors

For the fiscal year ended December 31, 2014, none of the members of our Board of Directors received compensation for his service as a director. We do not currently have an established policy to provide compensation to members of our Board of Directors for their services in that capacity.

Option Plan

We currently do not have a Stock Option Plan. However, we may to issue stock options pursuant to a Stock Option Plan in the future. Such stock options may be awarded to management, employees, members of the Company’s Board of Directors and consultants of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Our policy is that a contract or transaction either between the Company and a director, or between a director and another company in which he is financially interested is not necessarily void or void-able if the relationship or interest is disclosed or known to the board of directors and the stockholders are entitled to vote on the issue, or if it is fair and reasonable to our company.

As described in Item 1.01, on January 30, 2015, REBL, Rebel FC and Rebel FC Stockholder, Total Glory International Limited entered into and consummated transactions pursuant to a Share Exchange Agreement, whereby the Company issued to the Rebel FC Stockholder an aggregate of 20,700,000 shares of Common Stock, in exchange for 100% of equity interests of Rebel FC held by the Rebel FC Stockholder. 50% of the equity interests of Total Glory International Limited is owned by Aan Yee Leong, our CEO, President, and Director, and the remaining 50% is owned by KK Leong, our Chairman,

Mr. James Mengdong Tan, through 8i Capital Limited, an entity owned and managed by him, beneficially owns an aggregate of 6,000 shares of the Company as of the date of this Report.

22

Except the above transactions or as otherwise set forth in this report or in any reports filed by the Company with the SEC, the Company was not a party to any transaction (where the amount involved exceeded the lesser of $120,000 or 1% of the average of our assets for the last two fiscal years) in which a director, executive officer, holder of more than five percent of our common stock, or any member of the immediate family of any such person have or will have a direct or indirect material interest and no such transactions are currently proposed. The Company is currently not a subsidiary of any company.

The Company’s Board conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations where appropriate.  The Board has not adopted formal standards to apply when it reviews, approves or ratifies any related party transaction.  However, the Board believes that the related party transactions are fair and reasonable to the Company and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and/or services at the time they are authorized by the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding shares of common stock as of the date of this report, and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly and the shareholders listed possesses sole voting and investment power with respect to the shares shown. Unless otherwise indicated, the address for the beneficial owners listed below is 7500A Beach Road, Unit 12-313, The Plaza, Singapore 199591.

Name and Address of Beneficial Owner	Positions with the Company	Title of Class	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Officers and Directors
Aan Yee Leong, Justin	CEO and Director	Common Stock, $0.0001 par value	10.350,000	(3)	45%

Khian Kiee Leong	Chairman	Common Stock, $0.0001 par value	10,350,000	(3)	45%

All officers and directors as a group (2 persons named above)		Common Stock, $0.0001 par value	20,700,000		90%

5% Shareholder

Total Glory International Limited (3)		Common Stock, $0.0001 par value	20,700,000		90%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants.
(2)	Based on 23,000,118 shares of the Company’s common stock issued and outstanding as of the date of this Current Report.
(3)

Aan Yee Leong owns 50% of equity interests of Total Glory International Limited (“Total Glory”) and is a director of Total Glory; therefore he should be deemed as the beneficial owner of the securities held by Total Glory. Khian Kiee Leong owns 50% of equity interests of Total Glory and is it director; therefore, he should be deemed as the beneficial owner of the securities held by Total Glory.

23

DESCRIPTION OF SECURITIES

General

Our authorized capital stock consists of 500,000,000 shares of common stock, with a par value of $0.0001 per share, and 100,000,000 shares of preferred stock, par value $0.0001 per share.

Common Stock

Our common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law or provided in any resolution adopted by our board of directors with respect to any series of preferred stock, the holders of our common stock will possess all voting power. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of our common stock that are present in person or represented by proxy, subject to any voting rights granted to holders of any preferred stock. Holders of our common stock representing fifty percent (50%) of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders.  A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation. Our Articles of Incorporation do not provide for cumulative voting in the election of directors.

Subject to any preferential rights of any outstanding series of preferred stock created by  our board of directors from time to time, the holders of shares of our common stock will be entitled to such dividends (cash, stock, or otherwise) as may be declared from time to time by our board of directors from funds available therefore.

Subject to any preferential rights of any outstanding series of preferred stock created from time to time by our board of directors, upon liquidation, dissolution or winding up, the holders of shares of our common stock will be entitled to receive pro rata all assets available for distribution to such holders.

In the event of any merger or consolidation with or into another company in connection with which shares of our common stock are converted into or exchangeable for shares of stock, other securities or property (including cash), all holders of our common stock will be entitled to receive the same kind and amount of shares of stock and other securities and property (including cash). Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

As of the date of this report, there were 23,000,118 shares of common stock issued and outstanding, giving effect to the shares of Common Stock issued in the Share Exchange Transaction.

Preferred Stock

The Company’s Board of Directors is authorized by its Articles of Incorporation to issue Preferred Stock from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions, thereof, as shall be stated in the resolutions adopted by the Company’s Board of Directors providing for the issuance of the Preferred Stock. The Company’s Board of Directors is authorized, within any limitations prescribed by law and the Company’s Articles of Incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock. There is no preferred stock issued or outstanding at the date of this Current Report.

Warrants

There are currently no outstanding warrants.

Options

There are currently no outstanding options.

24

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON

EQUITY AND RELATED STOCKHOLDER MATTERS

There is limited public trading market for our Common Stock, our Common Stock is quoted on the OTC Markets OTCQB, under the symbol “REBL.” Our Common Stock did not trade prior to November 20, 2012. The Company obtained their symbol on October 16, 2012.

The market price of our Common Stock is subject to significant fluctuations in response to variations in our quarterly operating results, general trends in the market and other factors, over many of which we have little or no control. In addition, broad market fluctuations, as well as general economic, business and political conditions, may adversely affect the market for our Common Stock, regardless of our actual or projected performance.

Holders

As of January 30, 2015, we had 23,000,118 shares of our common stock par value, $.0001 issued and outstanding. There were approximately 390 beneficial owners of our common stock.

Transfer Agent and Registrar

The Transfer Agent for our capital stock is Island Stock Transfer with an address at 15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760. Their telephone number is Office phone: 727-289-0010.

Penny Stock Regulations

The Securities and Exchange Commission has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share. Our Common Stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 individually, or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Securities and Exchange Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell our Common Stock and may affect the ability of investors to sell their Common Stock in the secondary market.

In addition to the "penny stock" rules promulgated by the Securities and Exchange Commission, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low-priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit the investors’ ability to buy and sell our stock.

25

Dividend Policy

We have not paid any cash dividends to our shareholders. Any future determination as to the declaration and payment of dividends on shares of our Common Stock will be made at the discretion of our board of directors out of funds legally available for such purpose. We are under no contractual obligations or restrictions to declare or pay dividends on our shares of Common Stock. In addition, we currently have no plans to pay such dividends.

LEGAL PROCEEDINGS

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries. No director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past ten years. No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years. No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years. No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

In addition, there are no material proceedings to which any affiliate of our Company, or any owner of record or beneficially of more than five percent of any class of voting securities of our Company, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries. Currently there are no legal proceedings pending or threatened against us. We are not currently involved in any litigation that we believe could have a materially adverse effect on our financial condition or results of operations.

There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of our Company or any of our subsidiaries, threatened against or affecting our Company, our common stock, any of our subsidiaries or of our Company’s or our Company’s subsidiaries’ officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect.

However, from time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to Item 3.02 of this Current Report on Form 8-K for a description of recent sales of unregistered securities, which is hereby incorporated by reference.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Our by-laws provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on our behalf. We will also bear the expenses of such litigation for any of our directors, officers, employees, or agents, upon such persons promise to repay us therefore if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us, which it may be unable to recoup.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable.

26

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted.  We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

Item 3.02 Unregistered Sales of Equity Securities.

Please refer to Item 1.01 - “Entry into a Material Definitive Agreement” for a description of the unregistered sales of equity securities as a result of the Share Exchange Transaction and sales of unregistered equity interests of Moxian IP as a result of the Equity Transfer Agreement.

The issuances of these securities were exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and Regulation S promulgated thereunder.

Item 5.01 Changes in Control of Registrant.

On January 30, 2015, the Company entered into and consummated contemplated by the Share Exchange Agreement by and between the Company and the Rebel FC Stockholders, whereby the Company purchased 50,000 ordinary shares, representing all of the equity interests of Rebel FC and issued to the Rebel FC Stockholder an aggregate of 20,700,000 shares of the Company’s Common Stock, approximately 90% of our issued and outstanding Common Stock giving effect to the issuance of shares pursuant to the Share Exchange Agreement.

The Share Exchange Transaction resulted in (1) a change in control of the Company with the Rebel FC Stockholders owning 90% of the total issued and outstanding shares of the Company; (2) appointment of certain nominees of the Rebel FC Stockholders and resignation of Liew Kwong Yeow as a President, Chief Executive Officer, Treasurer, Director of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On January 30, 2015, Liew Kwong Yeow, our President, Chief Executive Officer, Treasurer, Secretary, and director resigned from any and all of his position.

Also, on the same day, (1) Aan Yee Leong, Justin was appointed as our President, Executive Officer, Treasurer, Secretary and director of our Company, and (2) Khian Kiee Leong was appointed as the Chairman of the Board. Currently, there is no compensatory arrangements between the Company and Mr. Aan Yee Leong or Khian Kiee Leong for their services to be provided to the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2015, the Company adopted the accounting acquirer’s fiscal year end of December 31 as a result of the Share Exchange Transaction consummated on January 30, 2015. The Share Exchange Transaction is accounted as a reverse merger and recapitalization with the acquired company, Rebel FC, becoming the accounting acquirer in the Share Exchange Transaction.

Item 5.06 Change in Shell Company Status

As a result of the Share Exchange Transaction as described in Item 1.01 and 1.02, which description is incorporated by reference in this Item 5.06 of this Report, the Company ceased to be a shell company as such term is defined in Rule 12b-2 under the Exchange Act.

27

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.  The financial statements of Pure Heart are appended to this Current Report beginning on page F-1, and unaudited proforma financial statements of the Company are appended to this report beginning on page F-29.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description
2.1	Form of Share Exchange Agreement dated January 30, 2015 by and among the Company, Rebel FC and Rebel FC Stockholder
10.1	Form of Equity Transfer Agreement dated January 30, 2015 by and between the Company and Moxian China, Inc.
10.2	Form of License and Acquisition Agreement dated February 21, 2014 by and among the Company, MOXC, Moxian BVI and Moxian CN Samoa (incorporated by reference to Exhibit 10.2 to the Form 8-K filed with the Securities and Exchange Commission on February 25, 2014)
10.3	Plan of Disposition
10.4	Appraisal Report dated November 15, 2014, prepared by Grant Sherman Appraisal Limited

28

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REBEL GROUP, INC.

Date: February 5, 2015	By:	/s/ Aan Yee Leong, Justin
Aan Yee Leong, Justin
Chief Executive Officer

29

PURE HEART ENTERTAINMENT PTE LTD

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(Stated in US Dollars)

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

PURE HEART ENTERTAINMENT PTE LTD

We have audited the accompanying balance sheets of Pure Heart Entertainment Pte Ltd (the “Company”), as of December 31, 2013 and 2012 and the related statements of operations, shareholders’ equity and other comprehensive income, and cash flows, for the years ended December 31, 2013 and 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012 and the results of its operations and their cash flows for the years ended December 31, 2013 and 2012 in conformity with accounting principles generally accepted in the United States of America.

/s/ Dominic K.F. Chan & Co

Dominic K.F. Chan & Co

Certified Public Accountants

Hong Kong, January 7, 2015

F-2

PURE HEART ENTERTAINMENT PTE LTD

BALANCE SHEETS

(Stated in US Dollars)

	As of
	December 31, 2013	December 31, 2012
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$70,437	$2,704
Trade and other receivables	204,917	-
Total current assets	275,354	2,704
Property and equipment, net (Note 3)	83,125	-
Intangible assets	106,557	-
TOTAL ASSETS	$465,036	$2,704

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accruals and other payables	$110,281	$-
Due to a shareholder (Note 4)	78,816	-
Income tax payables	1,662	-
Total current liabilities	190,759	-
Total liabilities	$190,759	$-

STOCKHOLDERS’ EQUITY
Capital stock (Note 5)
Fully paid common shares, with no par value: 300,000 shares and 30,000 shares issued and outstanding as of December 31, 2013 and December 31, 2012 respectively	237,893	23,130
Retained earnings	38,330	(21,355)
Accumulated other comprehensive income	(1,946)	929
Total stockholders’ equity	274,277	2,704
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$465,036	$2,704

See accompanying notes to financial statements

F-3

PURE HEART ENTERTAINMENT PTE LTD

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(Stated in US Dollars)

	For the	For the
	year ended	year ended
	December 31, 2013	December 31, 2012

Revenues, net	$507,857	$-

Cost and expenses
Cost of sales	296,877	-
General and administrative expenses	149,610	1,543
Income (loss) from operations	61,370	(1,543)

Other income	-	16,809
Income before income tax	61,370	15,266

Income tax expenses	1,685	-
Net income	59,685	15,266

Foreign currency translation adjustments	(2,875)	929
Comprehensive income	$56,810	$16,195

Earnings per share (note 6)

Basic and diluted income per common share	$1.85	$0.31

Basic and diluted weighted average common shares outstanding	32,219	30,000

See accompanying notes to financial statements

F-4

PURE HEART ENTERTAINMENT PTE LTD

STATEMENTS OF STOCKHOLDERS’ EQUITY

(Stated in US Dollars)

				Accumulated
				other
	Common Stock		Retained	comprehensive
	Shares	Amount	earnings	income	Total

Balance, January 1, 2012	30,000	$23,130	$(36,621)	$-	$(13,491)

Foreign currency adjustment	-	-	-	929	929
Net income	-	-	15,266	-	15,266

Balance, December 31, 2012	30,000	$23,130	$(21,355)	$929	$2,704

Foreign currency adjustment	-	-	-	(2,875)	(2,875)
Issuance of shares	270,000	214,763	-	-	214,763
Net income	-	-	59,685	-	59,685

Balance, December 31, 2013	300,000	$237,893	$38,330	$(1,946)	$274,277

See accompanying notes to financial statements

F-5

PURE HEART ENTERTAINMENT PTE LTD

STATEMENTS OF CASH FLOWS

(Stated in US Dollars)

	For the	For the
	year ended	year ended
	December 31, 2013	December 31, 2012
Cash flows from operating activities:
Net income	$59,685	$15,266
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation of equipment

Changes in assets and liabilities:
Trade and other receivables	(207,760)	-
Accruals and other payables	111,811	(47,271)
Income tax payables	1,685	-
Net cash used in operating activities	(34,579)	(32,005)

Cash flows from investing activities:
Purchases of equipment	(84,278)	-
Purchases of intangible assets	(108,036)	-
Net cash used in investing activities	(192,314)	-

Cash flows from financing activities:
Proceeds from share issuance	215,751	-
Due to a shareholder	79,909	-
Net cash provided by financing activities	295,660	-

Effect of exchange rate changes on cash	(1,033)	1,316

Increase (decrease) in cash and cash equivalents	67,734	(30,689)

Cash and cash equivalents at beginning of year	2,704	33,394

Cash and cash equivalents at end of year	$70,438	$2,705

Supplemental disclosures of cash flow information:
Interest paid	$-	$-
Tax paid	$-	$-

See accompanying notes to financial statements

F-6

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

1.	Organization and nature of operations

Pure Heart Entertainment Pte Ltd. (“the Company”) was incorporated under the laws of the Singapore on August 24, 2000 under the name “Sook Kee Coffeeshop Pte. Ltd.” Effective on November 27, 2002, it changed its name to “Asia Pacific Export International Pte Ltd.” Effective on June 7, 2013, the Company changed its name from “Asia Pacific Export International Pte Ltd.” to “Pure Heart Entertainment Pte Ltd.” The registered office of the Company is located at 7500A Beach Road #12-313 The Plaza, Singapore 199591.

The principal activities of the Company in the year of 2014 are organizing mixed martial arts (the “MMA”) events and promote this combat sports throughout Asia.

2.	Summary of principal accounting policies

Basis of presentation

The accompanying financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America.

Revenue recognition

Revenue are recognized when persuasive evidence of an arrangement exists; delivery has occurred or services have been rendered; the price is fixed or determinable; and collectability is reasonably assured.

Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less to be cash equivalents.

Fair value of financial instruments

The carrying values of the Company’s financial instruments, including cash and cash equivalents, trade and other receivables, deposits, trade and other payables approximate their fair values due to the short-term maturity of such instruments. The carrying amounts of borrowings approximate their fair values because the applicable interest rates approximate current market rates.

F-7

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Income taxes

The Company utilizes FASB Accounting Standard Codification Topic 740 (“ASC 740”) “Income taxes” (formerly known as SFAS No. 109, "Accounting for Income Taxes"), which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 “Income taxes” (formerly known as Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of Statement of Financial Accounting Standards No. 109 (“FIN 48”)) clarifies the accounting for uncertainty in tax positions. This interpretation requires that an entity recognizes in the financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense in the statements of operations. The adoption of ASC 740 did not have a significant effect on the financial statements.

Earnings per share

Basic earnings per share is based on the weighted average number of common shares outstanding during the period while the effects of potential common shares outstanding during the period are included in diluted earnings per share.  The average market price during the year is used to compute equivalent shares.

FASB Accounting Standard Codification Topic 260 (“ASC 260”), “Earnings Per Share,” requires that employee equity share options, non-vested shares and similar equity instruments granted to employees be treated as potential common shares in computing diluted earnings per share. Diluted earnings per share should be based on the actual number of options or shares granted and not yet forfeited, unless doing so would be anti-dilutive. The Company uses the “treasury stock” method for equity instruments granted in share-based payment transactions provided in ASC 260 to determine diluted earnings per share.

F-8

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Plant and equipment

Plant and equipment are recorded at cost. Significant additions or improvements extending useful lives of assets are capitalized. Maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives as follows:

Equipment	3 - 5 years

Intangible assets

Intangible assets are cost of record master and website. They are carried at cost and not amortized. The Company reviews identifiable amortizable intangible assets to be held and used for impairment whenever events or changes in circumstances indicate that the carrying value of the assets may not be recoverable. Determination of recoverability is based on the lowest level of identifiable estimated undiscounted cash flows resulting from use of the asset and its eventual disposition. Measurement of any impairment loss is based on the excess of the carrying value of the asset over its fair value.

Website development costs

The Company recognized the costs associated with developing a website in accordance with ASC 350-50 “Website Development Cost” that codified the American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) NO. 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use”. Relating to website development costs the Company follows the guidance pursuant to the Emerging Issues Task Force (EITF) NO. 00-2, “Accounting for Website Development Costs”. The website development costs are divided into three stages, planning, development and production. The development stage can further be classified as application and infrastructure development, graphics development and content development. In short, website development cost for internal use should be capitalized except content input and data conversion costs in content development stage.

Costs associated with the website consist primarily of website development costs paid to third parties. These capitalized costs will be amortized based on their estimated useful life over three years upon the website becoming operational. Internal costs related to the development of website content will be charged to operations as incurred. Web-site development costs related to the customers are charged to cost of sales.

Comprehensive income

The Company has adopted FASB Accounting Standard Codification Topic 220 (“ASC 220”) “Comprehensive income” (formerly known as SFAS No. 130, “Reporting Comprehensive Income”), which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Accumulated other comprehensive income represents the accumulated balance of foreign currency translation adjustments of the Company.

F-9

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (continued)

Recently issued accounting pronouncements

The FASB has issued Accounting Standards Update (ASU) No. 2013-06, Technical Corrections and Improvements Related to Glossary Terms. The amendments in this ASU relate to glossary terms and cover a wide range of Topics in the FASB’s Accounting Standards Codification™ (Codification). These amendments are presented in four sections:

1. Deletion of Master Glossary Terms (Section A) arising because of terms that were carried forward from source literature (e.g., FASB Statements, EITF Issues, and so forth) to the Codification but were not utilized in the Codification.

2. Addition of Master Glossary Term Links (Section B) arising from Master Glossary terms whose links did not carry forward to the Codification.

3. Duplicate Master Glossary Terms (Section C) arising from Master Glossary terms that appear multiple times in the Master Glossary with similar, but not identical, definitions.

4. Other Technical Corrections Related to Glossary Terms (Section D) arising from miscellaneous changes to update Master Glossary terms.

The amendments do not have transition guidance and are effective upon issuance for both public entities and nonpublic entities.

The FASB has issued Accounting Standards Update (ASU) No. 2013-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity. The amendments in the ASU change the criteria for reporting discontinued operations while enhancing disclosures in this area. It also addresses sources of confusion and inconsistent application related to financial reporting of discontinued operations guidance in U.S. GAAP.

Under the new guidance, only disposals representing a strategic shift in operations should be presented as discontinued operations. Those strategic shifts should have a major effect on the organization’s operations and financial results. Examples include a disposal of a major geographic area, a major line of business, or a major equity method investment.

In addition, the new guidance requires expanded disclosures about discontinued operations that will provide financial statement users with more information about the assets, liabilities, income, and expenses of discontinued operations.

The new guidance also requires disclosure of the pre-tax income attributable to a disposal of a significant part of an organization that does not qualify for discontinued operations reporting. This disclosure will provide users with information about the ongoing trends in a reporting organization’s results from continuing operations.

F-10

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Recently issued accounting pronouncements (Continued)

The amendments in this ASU enhance convergence between U.S. GAAP and International Financial Reporting Standards (IFRS). Part of the new definition of discontinued operation is based on elements of the definition of discontinued operations in IFRS 5, Non-Current Assets Held for Sale and Discontinued Operations.

The amendments in the ASU are effective in the first quarter of 2015 for public organizations with calendar year ends. For most nonpublic organizations, it is effective for annual financial statements with fiscal years beginning on or after December 15, 2013. Early adoption is permitted.

The FASB has issued Accounting Standards Update (ASU) No. 2013-12, Compensation – Stock Compensation (Topic 718): Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period. The issue is the result of a consensus of the FASB Emerging Issues Task Force.

The amendments in the ASU require that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. A reporting entity should apply existing guidance in Topic 718, Compensation – Stock Compensation, as it relates to awards with performance conditions that affect vesting to account for such awards. The performance target should not be reflected in estimating the grant-date fair value of the award. Compensation cost should be recognized in the period in which it becomes probable that the performance target will be achieved and should represent the compensation cost attributable to the period(s) for which the requisite service has already been rendered. If the performance target becomes probable of being achieved before the end of the requisite service period, the remaining unrecognized compensation cost should be recognized prospectively over the remaining requisite service period. The total amount of compensation cost recognized during and after the requisite service period should reflect the number of awards that are expected to vest and should be adjusted to reflect those awards that ultimately vest. The requisite service period ends when the employee can cease rendering service and still be eligible to vest in the award if the performance target is achieved.

The amendments in this ASU are effective for annual periods and interim periods within those annual periods beginning after December 15, 2015. Earlier adoption is permitted. The effective date is the same for both public business entities and all other entities.

Entities may apply the amendments in this ASU either: (a) prospectively to all awards granted or modified after the effective date; or (b) retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. If retrospective transition is adopted, the cumulative effect of applying this ASU as of the beginning of the earliest annual period presented in the financial statements should be recognized as an adjustment to the opening retained earnings balance at that date. In addition, if retrospective transition is adopted, an entity may use hindsight in measuring and recognizing the compensation cost.

F-11

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Recently issued accounting pronouncements (Continued)

The FASB has issued Accounting Standards Update (ASU) No. 2013-13, Consolidation (Topic 810): Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity. The amendments in this ASU will apply to a reporting entity that is required to consolidate a collateralized financing entity under the Variable Interest Entities guidance when: (1) the reporting entity measures all of the financial assets and the financial liabilities of that consolidated collateralized financing entity at fair value in the financial statements based on other Codification Topics; and (2) the changes in the fair values of those financial assets and financial liabilities are reflected in earnings.

The amendments in this ASU are effective for public business entities for annual periods, and interim periods within those annual periods, beginning after December 15, 2015. For entities other than public business entities, the amendments are effective for annual periods ending after December 15, 2016, and interim periods beginning after December 15, 2016. Early adoption is permitted as of the beginning of an annual period.

The fair value of the financial assets of a collateralized financing entity, as determined under GAAP, may differ from the fair value of its financial liabilities even when the financial liabilities have recourse only to the financial assets. Before this ASU, there was no specific guidance in GAAP on how a reporting entity should account for that difference.

The amendments in this ASU provide an alternative to Topic 820 Fair Value Measurement for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity to eliminate that difference. When the measurement alternative is not elected for a consolidated collateralized financing entity within the scope of this ASU, the amendments clarify that: (1) the fair value of the financial assets and the fair value of the financial liabilities of the consolidated collateralized financing entity should be measured using the requirements of Topic 820; and (2) any differences in the fair value of the financial assets and the fair value of the financial liabilities of that consolidated collateralized financing entity should be reflected in earnings and attributed to the reporting entity in the consolidated statement of income (loss).

The Financial Accounting Standards Board (FASB) has issued Accounting Standards Update (ASU) No. 2013-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. ASU 2013-15 is intended to define management’s responsibility to evaluate whether there is substantial doubt about an organization’s ability to continue as a going concern and to provide related footnote disclosures.

Under Generally Accepted Accounting Principles (GAAP), financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. Financial reporting under this presumption is commonly referred to as the going concern basis of accounting. The going concern basis of accounting is critical to financial reporting because it establishes the fundamental basis for measuring and classifying assets and liabilities.

F-12

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Recently issued accounting pronouncements (Continued)

Currently, GAAP lacks guidance about management’s responsibility to evaluate whether there is substantial doubt about the organization’s ability to continue as a going concern or to provide related footnote disclosures.

This ASU provides guidance to an organization’s management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes.

The amendments are effective for annual periods ending after December 15, 2016, and interim periods within annual periods beginning after December 15, 2016. Early application is permitted for annual or interim reporting periods for which the financial statements have not previously been issued.

3.	Property and equipment

	As of
	December 31, 2013	December 31, 2012

Equipment	$83,125	$-
Less: accumulated depreciation	-	-
Total property and equipment, net	$83,125	$-

The depreciation expenses for the years ended December 31, 2013 and 2012 were nil and nil, respectively.

4.	Due to a shareholder

As of December 31, 2013, the due to shareholders is $78,816. The amount is unsecured, interest free and has no fixed terms of repayment.

5.	Shareholders’ equity

Prior to December 28, 2013, the common stock of the Company consisted of 30,000 shares of Common Stock with no par value that Mr. Leong Aan Yee, Justin (Justin) and Mr. Leong Khian Kiee (K. K.) held 15,000 and 15,000 respectively. On December 28, 2013, the Company issued 210,000 shares and 60,000 shares respectively at 1 Singapore dollar per share of the common stock to Justin and K. K. for cash.

There are no warrants or options outstanding to acquire any additional shares of common stock of the Company.

F-13

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

6.	Earnings per share

	For the years ended December 31,
	2013	2012

Net income attributable to ordinary shareholders for computing basic net loss per common share	$59,685	$15,266

Weighted-average shares of common stock outstanding in computing net loss per common stock
Basic	32,219	30,000
Dilutive shares	-	-
Diluted	32,219	30,000

Basic earnings per share	$1.85	$0.51
Diluted earnings per share	$1.85	$0.51

7.	Income taxes

The Company was incorporated in Singapore and is subject to Singapore corporate income tax at 17%. The following is the reconciliation between income before income taxes and income tax expenses:

	For the years ended December 31,
	2013	2012

Income before income taxes	$61,370	$15,266
Income tax computed at statutory Corporate Income Tax rate (17%)	15,343	2,595
Exempt income and others	(13,658)	(2,595)

Income tax expenses	$1,685	$-

F-14

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO FINANCIAL STATEMENTS

(Stated in US Dollars)

8.	Commitments and contingencies

Operating Lease

The Company did not incur any significant commitment as of December 31, 2013.

Legal Proceeding

There has been no legal proceeding in which the Company is a party for the year ended December 31, 2013.

9.	Subsequent Events

As of October 30, 2014, Justin and K. K. have transferred all of their shares to Rebel Holdings Limited for the consideration of 1 Singapore dollar per share of the common stock. Thereafter, the Company became the wholly owned subsidiary of Rebel Holdings Limited, a British Virgin Island company.

There were no events or transactions other than those disclosed in this report, if any, that would require recognition or disclosure in our financial statements for the year ended December 31, 2013.

F-15

PURE HEART ENTERTAINMENT PTE LTD

UNAUDITED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013

(Stated in US Dollars)

INDEX TO UNAUDITED FINANCIAL STATEMENTS

PAGES

UNAUDITED BALANCE SHEETS	F-17

UNAUDITED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME	F-18

UNAUDITED STATEMENTS OF CASH FLOWS	F-19

NOTES TO UNAUDITED FINANCIAL STATEMENTS	F-20 – F-28

F-16

PURE HEART ENTERTAINMENT PTE LTD

UNAUDITED BALANCE SHEETS

(Stated in US Dollars)

	As of
	September 30, 2014	December 31, 2013
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$50,835	$70,437
Trade and other receivables	200,973	204,917
Total current assets	251,808	275,354
Property and equipment, net (Note 3)	71,835	83,125
Intangible assets	144,179	106,557
TOTAL ASSETS	$467,822	$465,036

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accruals and other payables	$41,846	$110,281
Due to a shareholder (Note 4)	65,711	78,816
Income tax payables	7,930	1,662
Total current liabilities	115,487	190,759
Total liabilities	$115,487	$190,759

STOCKHOLDERS’ EQUITY
Capital stock (Note 5)
Fully paid common shares, with no par value: 300,000 shares issued and outstanding as of September 30, 2014 and December 31, 2013	237,893	237,893
Retained earnings	118,745	38,330
Accumulated other comprehensive income	(4,303)	(1,946)
Total stockholders’ equity	352,335	274,277
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$467,822	$465,036

See accompanying notes to financial statements

F-17

PURE HEART ENTERTAINMENT PTE LTD

UNAUDITED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(Stated in US Dollars)

	For the nine months ended
	September 30, 2014	September 30, 2013

Revenues, net	$599,910	$-

Cost and expenses
Cost of sales	273,965	15,673
General and administrative expenses	239,170	17,792
Income (loss) from operations	86,775	(33,465)

Other income	-	-
Income (loss) before income tax	86,775	(33,465)

Income tax expenses	6,360	-
Net income (loss)	80,415	(33,465)

Foreign currency translation adjustments	(2,357)	968
Comprehensive income	$78,058	$(32,497)

Earnings per share (note 6)
Basic and diluted income per common share	$1.61	$(1.12)

Basic and diluted weighted average common shares outstanding	300,000	30,000

See accompanying notes to financial statements

F-18

PURE HEART ENTERTAINMENT PTE LTD

UNAUDITED STATEMENTS OF CASH FLOWS

(Stated in US Dollars)

	For the nine months ended
	September 30, 2014	September 30, 2013
Cash flows from operating activities:
Net income (loss)	$80,415	$(33,465)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation of equipment	14,955	-
Changes in assets and liabilities:
Trade and other receivables	3,020	(51,306)
Accruals and other payables	(68,830)	6,666
Income tax payables	6,360	-
Net cash provided by (used in) operating activities	35,920	(78,105)

Cash flows from investing activities:
Purchases of equipment	(3,910)	(4,055)
Purchases of intangible assets	(38,636)	(1,997)
Net cash used in investing activities	(42,546)	(6,052)

Cash flows from financing activities:
Due to a shareholder	(12,905)	103,539
Net cash (used in) provided by financing activities	(12,905)	103,539

Effect of exchange rate changes on cash	(71)	2,550

(Decrease) increase in cash and cash equivalents	(19,602)	21,932

Cash and cash equivalents at beginning of period	70,437	-

Cash and cash equivalents at end of period	$50,835	$21,932

Supplemental disclosures of cash flow information:
Interest paid	$-	$-
Tax paid	$-	$-

See accompanying notes to financial statements

F-19

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO UNAUDITED FINANCIAL STATEMENTS

(Stated in US Dollars)

1.	Organization and nature of operations

Pure Heart Entertainment Pte Ltd. (“the Company”) was incorporated under the laws of the Singapore on August 24, 2000 under the name “Sook Kee Coffeeshop Pte. Ltd.”. Effective on November 27, 2002, it changed its name to “Asia Pacific Export International Pte Ltd.” Effective on June 7, 2013, the Company changed its name from “Asia Pacific Export International Pte Ltd.” to “Pure Heart Entertainment Pte Ltd.” The registered office of the Company is located at 7500A Beach Road #12-313 The Plaza, Singapore 199591.

The principal activities of the Company in the year of 2014 are organizing mixed martial arts (the “MMA”) events and promote this combat sports throughout the Asia.

2.	Summary of principal accounting policies

Basis of presentation

The accompanying unaudited financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America.

Revenue recognition

Revenue are recognized when persuasive evidence of an arrangement exists; delivery has occurred or services have been rendered; the price is fixed or determinable; and collectability is reasonably assured.

Use of estimates

The preparation of the unaudited financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the unaudited financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less to be cash equivalents.

Fair value of financial instruments

The carrying values of the Company’s financial instruments, including cash and cash equivalents, trade and other receivables, deposits, trade and other payables approximate their fair values due to the short-term maturity of such instruments. The carrying amounts of borrowings approximate their fair values because the applicable interest rates approximate current market rates.

F-20

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO UNAUDITED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Income taxes

The Company utilizes FASB Accounting Standard Codification Topic 740 (“ASC 740”) “Income taxes” (formerly known as SFAS No. 109, "Accounting for Income Taxes"), which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future nine months of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 “Income taxes” (formerly known as Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of Statement of Financial Accounting Standards No. 109 (“FIN 48”)) clarifies the accounting for uncertainty in tax positions. This interpretation requires that an entity recognizes in the financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense in the statements of operations. The adoption of ASC 740 did not have a significant effect on the financial statements.

Earnings per share

Basic earnings per share is based on the weighted average number of common shares outstanding during the period while the effects of potential common shares outstanding during the period are included in diluted earnings per share.  The average market price during the year is used to compute equivalent shares.

FASB Accounting Standard Codification Topic 260 (“ASC 260”), “Earnings Per Share,” requires that employee equity share options, non-vested shares and similar equity instruments granted to employees be treated as potential common shares in computing diluted earnings per share. Diluted earnings per share should be based on the actual number of options or shares granted and not yet forfeited, unless doing so would be anti-dilutive. The Company uses the “treasury stock” method for equity instruments granted in share-based payment transactions provided in ASC 260 to determine diluted earnings per share.

F-21

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO UNAUDITED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Plant and equipment

Plant and equipment are recorded at cost. Significant additions or improvements extending useful lives of assets are capitalized. Maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives as follows:

Equipment	3 - 5 years

Intangible assets

Intangible assets are cost of record master and website. They are carried at cost and not amortized. The Company reviews identifiable amortizable intangible assets to be held and used for impairment whenever events or changes in circumstances indicate that the carrying value of the assets may not be recoverable. Determination of recoverability is based on the lowest level of identifiable estimated undiscounted cash flows resulting from use of the asset and its eventual disposition. Measurement of any impairment loss is based on the excess of the carrying value of the asset over its fair value.

Website development costs

The Company recognized the costs associated with developing a website in accordance with ASC 350-50 “Website Development Cost” that codified the American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) NO. 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use”. Relating to website development costs the Company follows the guidance pursuant to the Emerging Issues Task Force (EITF) NO. 00-2, “Accounting for Website Development Costs”. The website development costs are divided into three stages, planning, development and production. The development stage can further be classified as application and infrastructure development, graphics development and content development. In short, website development cost for internal use should be capitalized except content input and data conversion costs in content development stage.

Costs associated with the website consist primarily of website development costs paid to third parties. These capitalized costs will be amortized based on their estimated useful life over three nine months upon the website becoming operational. Internal costs related to the development of website content will be charged to operations as incurred. Web-site development costs related to the customers are charged to cost of sales.

Comprehensive income

The Company has adopted FASB Accounting Standard Codification Topic 220 (“ASC 220”) “Comprehensive income” (formerly known as SFAS No. 130, “Reporting Comprehensive Income”), which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Accumulated other comprehensive income represents the accumulated balance of foreign currency translation adjustments of the Company.

F-22

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO UNAUDITED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (continued)

Recently issued accounting pronouncements

The FASB has issued Accounting Standards Update (ASU) No. 2014-06, Technical Corrections and Improvements Related to Glossary Terms. The amendments in this ASU relate to glossary terms and cover a wide range of Topics in the FASB’s Accounting Standards Codification™ (Codification). These amendments are presented in four sections:

1. Deletion of Master Glossary Terms (Section A) arising because of terms that were carried forward from source literature (e.g., FASB Statements, EITF Issues, and so forth) to the Codification but were not utilized in the Codification.

2. Addition of Master Glossary Term Links (Section B) arising from Master Glossary terms whose links did not carry forward to the Codification.

3. Duplicate Master Glossary Terms (Section C) arising from Master Glossary terms that appear multiple times in the Master Glossary with similar, but not identical, definitions.

4. Other Technical Corrections Related to Glossary Terms (Section D) arising from miscellaneous changes to update Master Glossary terms.

The amendments do not have transition guidance and are effective upon issuance for both public entities and nonpublic entities.

The FASB has issued Accounting Standards Update (ASU) No. 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity. The amendments in the ASU change the criteria for reporting discontinued operations while enhancing disclosures in this area. It also addresses sources of confusion and inconsistent application related to financial reporting of discontinued operations guidance in U.S. GAAP.

Under the new guidance, only disposals representing a strategic shift in operations should be presented as discontinued operations. Those strategic shifts should have a major effect on the organization’s operations and financial results. Examples include a disposal of a major geographic area, a major line of business, or a major equity method investment.

In addition, the new guidance requires expanded disclosures about discontinued operations that will provide financial statement users with more information about the assets, liabilities, income, and expenses of discontinued operations.

The new guidance also requires disclosure of the pre-tax income attributable to a disposal of a significant part of an organization that does not qualify for discontinued operations reporting. This disclosure will provide users with information about the ongoing trends in a reporting organization’s results from continuing operations.

F-23

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO UNAUDITED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Recently issued accounting pronouncements (Continued)

The amendments in this ASU enhance convergence between U.S. GAAP and International Financial Reporting Standards (IFRS). Part of the new definition of discontinued operation is based on elements of the definition of discontinued operations in IFRS 5, Non-Current Assets Held for Sale and Discontinued Operations.

The amendments in the ASU are effective in the first quarter of 2015 for public organizations with calendar year ends. For most nonpublic organizations, it is effective for annual financial statements with fiscal nine months beginning on or after December 15, 2014. Early adoption is permitted.

The FASB has issued Accounting Standards Update (ASU) No. 2014-12, Compensation – Stock Compensation (Topic 718): Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period. The issue is the result of a consensus of the FASB Emerging Issues Task Force.

The amendments in the ASU require that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. A reporting entity should apply existing guidance in Topic 718, Compensation – Stock Compensation, as it relates to awards with performance conditions that affect vesting to account for such awards. The performance target should not be reflected in estimating the grant-date fair value of the award. Compensation cost should be recognized in the period in which it becomes probable that the performance target will be achieved and should represent the compensation cost attributable to the period(s) for which the requisite service has already been rendered. If the performance target becomes probable of being achieved before the end of the requisite service period, the remaining unrecognized compensation cost should be recognized prospectively over the remaining requisite service period. The total amount of compensation cost recognized during and after the requisite service period should reflect the number of awards that are expected to vest and should be adjusted to reflect those awards that ultimately vest. The requisite service period ends when the employee can cease rendering service and still be eligible to vest in the award if the performance target is achieved.

The amendments in this ASU are effective for annual periods and interim periods within those annual periods beginning after December 15, 2015. Earlier adoption is permitted. The effective date is the same for both public business entities and all other entities.

Entities may apply the amendments in this ASU either: (a) prospectively to all awards granted or modified after the effective date; or (b) retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. If retrospective transition is adopted, the cumulative effect of applying this ASU as of the beginning of the earliest annual period presented in the financial statements should be recognized as an adjustment to the opening retained earnings balance at that date. In addition, if retrospective transition is adopted, an entity may use hindsight in measuring and recognizing the compensation cost.

F-24

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO UNAUDITED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Recently issued accounting pronouncements (Continued)

The FASB has issued Accounting Standards Update (ASU) No. 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity. The amendments in this ASU will apply to a reporting entity that is required to consolidate a collateralized financing entity under the Variable Interest Entities guidance when: (1) the reporting entity measures all of the financial assets and the financial liabilities of that consolidated collateralized financing entity at fair value in the financial statements based on other Codification Topics; and (2) the changes in the fair values of those financial assets and financial liabilities are reflected in earnings.

The amendments in this ASU are effective for public business entities for annual periods, and interim periods within those annual periods, beginning after December 15, 2015. For entities other than public business entities, the amendments are effective for annual periods ending after December 15, 2016, and interim periods beginning after December 15, 2016. Early adoption is permitted as of the beginning of an annual period.

The fair value of the financial assets of a collateralized financing entity, as determined under GAAP, may differ from the fair value of its financial liabilities even when the financial liabilities have recourse only to the financial assets. Before this ASU, there was no specific guidance in GAAP on how a reporting entity should account for that difference.

The amendments in this ASU provide an alternative to Topic 820 Fair Value Measurement for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity to eliminate that difference. When the measurement alternative is not elected for a consolidated collateralized financing entity within the scope of this ASU, the amendments clarify that: (1) the fair value of the financial assets and the fair value of the financial liabilities of the consolidated collateralized financing entity should be measured using the requirements of Topic 820; and (2) any differences in the fair value of the financial assets and the fair value of the financial liabilities of that consolidated collateralized financing entity should be reflected in earnings and attributed to the reporting entity in the consolidated statement of income (loss).

The Financial Accounting Standards Board (FASB) has issued Accounting Standards Update (ASU) No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. ASU 2014-15 is intended to define management’s responsibility to evaluate whether there is substantial doubt about an organization’s ability to continue as a going concern and to provide related footnote disclosures.

Under Generally Accepted Accounting Principles (GAAP), financial statements are prepared under the presumption that the reporting organization will continue to operate as a going concern, except in limited circumstances. Financial reporting under this presumption is commonly referred to as the going concern basis of accounting. The going concern basis of accounting is critical to financial reporting because it establishes the fundamental basis for measuring and classifying assets and liabilities.

F-25

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO UNAUDITED FINANCIAL STATEMENTS

(Stated in US Dollars)

2.	Summary of principal accounting policies (Continued)

Recently issued accounting pronouncements (Continued)

Currently, GAAP lacks guidance about management’s responsibility to evaluate whether there is substantial doubt about the organization’s ability to continue as a going concern or to provide related footnote disclosures.

This ASU provides guidance to an organization’s management, with principles and definitions that are intended to reduce diversity in the timing and content of disclosures that are commonly provided by organizations today in the financial statement footnotes.

The amendments are effective for annual periods ending after December 15, 2016, and interim periods within annual periods beginning after December 15, 2016. Early application is permitted for annual or interim reporting periods for which the financial statements have not previously been issued.

3.	Property and equipment

	As of
	September 30, 2014	December 31, 2013

Equipment	$86,592	$83,125
Less: accumulated depreciation	14,757	-
Total property and equipment, net	$71,835	$83,125

The depreciation expenses for the nine months ended September 30, 2014 and 2013 were $14,955 and nil, respectively.

4.	Due to a shareholder

As of September 30, 2014, the due to shareholder is $65,711. The amount is unsecured, interest free and has no fixed terms of repayment.

5.	Shareholders’ equity

Prior to December 28, 2013, the common stock of the Company consisted of 30,000 shares of Common Stock with no par value and Mr. Leong Aan Yee, Justin (Justin) and Mr. Leong Khian Kiee (K. K.) held 15,000 and 15,000 respectively. On December 28, 2013, the Company issued 210,000 shares and 60,000 shares respectively at 1 Singapore dollar per share to Justin and K. K. for cash, respectively.

As of October 30, 2014, Justin and K. K. have transferred all of their shares to Rebel Holdings Limited for the consideration of 1 Singapore dollar per share. Thereafter, the Company became the wholly owned subsidiary of Rebel Holdings Limited, a British Virgin Islands company.

There are no warrants or options outstanding to acquire any additional shares of common stock of the Company.

F-26

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO UNAUDITED FINANCIAL STATEMENTS

(Stated in US Dollars)

6.	Earnings per share

	For the nine months ended September 30,
	2014	2013

Net income (loss) attributable to ordinary shareholders for computing basic net earnings per common share	$80,415	$(33,465)

Weighted-average shares of common stock outstanding in computing net loss per common stock
Basic	300,000	30,000
Dilutive shares	-	-
Diluted	300,000	30,000

Basic earnings per share	$0.27	$(1.12)
Diluted earnings per share	$0.27	$(1.12)

7.	Income taxes

The Company was incorporated in Singapore and is subject to Singapore corporate income tax at 17%. The following is the reconciliation between income (loss) before income taxes and income tax expenses:

	For the nine months ended September 30,
	2014	2013

Income (loss) before income taxes	$86,775	$(33,465)
Income tax computed at statutory Corporate Income Tax rate (17%)	14,752	(5,689)
Exempt income and others	(8,392)	5,689

Income tax expenses	$6,360	$-

F-27

PURE HEART ENTERTAINMENT PTE LTD

NOTES TO UNAUDITED FINANCIAL STATEMENTS

(Stated in US Dollars)

8.	Commitments and contingencies

Operating Lease

The Company leases a property under operating lease. Rental expense under operating lease for the nine months ended September 30, 2014 and 2013 were $17,022 and nil respectively.

As of September 30, 2014, the Company was obligated under non-cancellable operating leases minimum rentals as follows:

Twelve months ended September 30,
2015	$29,181
2016	12,159
2017	-
Thereafter	-
Total minimum lease payments	$41,340

Legal Proceeding

There has been no legal proceeding in which the Company is a party for the nine months ended September 30, 2014.

9.	Subsequent Events

There were no events or transactions other than those disclosed in this report, if any, that would require recognition or disclosure in our unaudited financial statements for the nine months ended September 30, 2014.

F-28

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

AND NOTES THERETO

The accompanying unaudited condensed pro forma combined financial information consists of the combined balance sheet as of September 30, 2014 of Rebel Group, Inc., (f/k/a Inception Technology Group, Inc., the “Company” or “Rebel Group”) was incorporated under the laws of the State of Florida, and Pure Heart Entertainment Pte Ltd, a Singapore corporation (“Pure Heart”) and their combined statements of operations for the year ended September 30, 2014, as though the transactions therein described had occurred on the balance sheet date and at the commencement of the period presented. The objective of this pro forma is to show what the significant effects on historical financial information might have been had the herein described transaction occurred at an earlier date.

The Company entered into a share exchange agreement with the shareholders of Rebel Holdings Limited (“Rebel FC”) on January 30, 2015. Pursuant to the share exchange agreement (the “Share Exchange Agreement”) the Company issued 20,700,000 shares of its common stock, par value $.0001 per share in exchange for 50,000 shares of ordinary shares, par value $1.00 per share of Rebel FC, constituting all of the issued and outstanding securities of Rebel FC (the “Share Exchange Transaction”). The condensed pro forma combined financial information presents historical financial statements, pro forma adjustments and the pro forma results.

F-29

REBEL GROUP, INC.

PRO FORMA COMBINED INCOME STATEMENT (UNAUDITED)

FOR THE YEAR ENDED SEPTEMBER 30, 2014

	Rebel	Pure	Pro forma	Pro forma
	Group	Heart	Adjustment	Total

Revenues, net	-	1,107,767		1,107,767

Cost and expenses
Cost of sales	-	555,169		555,169
Depreciation and amortization expenses	-	14,955		14,955
Selling, general and administrative expenses	8,347	356,033		364,380
Loss from operations	(8,347)	181,610		173,263

Other income
Gain on disposal of subsidiaries	2,551,298	-		2,551,298
Loss from continuing operations before income tax	2,542,951	181,610		2,724,561

Income tax expenses	-	8,045		8,045
Net profit from continuing operations	2,542,951	173,565		2,716,516

Loss from discontinued operations, net of tax	(807,455)	-		(807,455)
Net profit	1,735,496	173,565		1,909,061

F-30

REBEL GROUP, INC.

PRO FORMA COMBINED INCOME STATEMENT (UNAUDITED)

FOR THE YEAR ENDED SEPTEMBER 30, 2014

(Continued)

Earnings per share
Basic and diluted:
Net profit	0.04
Net profit from continuing operations	0.06
Net loss from discontinuing operations	(0.04)

Basic and diluted weighted average common shares outstanding	46,000,000

F-31

REBEL GROUP, INC.

PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)

AS AT SEPTEMBER 30, 2014

	Rebel	Pure	Pro forma	Pro forma
	Group	Heart	Adjustment	Total

ASSETS
CURRENT ASSETS
Cash and cash equivalents	-	50,835		50,835
Trade and other receivables	991,653	200,973		1,192,626
Total current assets	991,653	251,808		1,243,461
Property and equipment, net	-	71,835		71,835
Intangible assets	-	144,179		144,179
TOTAL ASSETS	991,653	467,822		1,459,475

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accruals and other payables	-	41,846		41,846
Due to a shareholder	-	65,711		65,711
Income tax payables	-	7,930		7,930
Total current liabilities	-	115,487		115,487
Total liabilities	-	115,487		115,487

F-32

REBEL GROUP, INC.

PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)

AS AT SEPTEMBER 30, 2014

(Continued)

STOCKHOLDERS’ EQUITY
Capital stock
Common stock	4,600	237,893	(235,823	)(1)	6,670
Additional paid-in capital	27,500	-	235,823	(1)	263,323
Surplus accumulated during the development stage	959,553	118,745			1,078,298
Accumulated other comprehensive income	-	(4,303)			(4,303)
Total stockholders’ equity	991,653	352,335			1,343,988
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	991,653	467,822			1,459,475

F-33

NOTES TO PRO FORMA FINANCIAL STATEMENTS

Notes to the Unaudited Condensed Combined Pro Forma Financial Information:

(1)	Reflect the issuance of 20,700,000 shares of common stock by Rebel Group, Inc., for the acquisition of all issued and outstanding shares of capital stock of Rebel FC.

F-34